UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Brian C. Janssen

American High-Income Trust

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American High-Income Trust® Annual report for the year ended September 30, 2021

Pursue sustainable
income over time

American High-Income Trust seeks to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 3 for Class F-2 and Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield, as of October 31, 2021, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 3.65% for Class F-2 shares and 3.23% for Class A shares. The fund’s 12-month distribution rate as of October 31, 2021 was 5.00% for Class F-2 shares and 4.54% for Class A shares. Class A shares reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness. If rating agencies differ, securities will be considered to have received the middle rating, consistent with the fund’s investment policies. If only two agencies rate a security, the lower rating is used. If only one rates a security, that single rating is used. Securities in the Unrated category have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Investment portfolio

24	Financial statements

50	Board of trustees and other officers

Fellow investors:

For the 12-month period ended September 30, Class F-2 shares of American High-Income Trust reported a total return of 15.39%. That compares to a gain of 11.27% for the fund’s primary benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, over the same period. The Lipper High Yield Funds Average, a benchmark of similar funds, gained 10.91%.

During the 12-month period, for F-2 shares, the fund paid monthly dividends totaling approximately 53 cents a share. Shareholders who reinvested dividends received an income return of 5.67% for the period. Those who elected to take their dividends in cash received an income return of 5.54%.

High-yield market overview

Ongoing fiscal and monetary policy actions in reaction to the adverse economic impact of the global pandemic were highly supportive of high-yield bond prices during the year. As sectors of the economy reopened from pandemic-related closures, real economic activity rebounded significantly, and corporate earnings surged. Against this backdrop, inflation and yields on longer term U.S. Treasury bonds broadly rose, while yields on high-yield bonds declined to historic lows.

Following a wave of corporate credit rating downgrades and defaults associated with the pandemic, credit ratings stabilized and default rates declined materially. For the year ended September 30, 2020, credit rating downgrades outpaced upgrades by a factor of 2.5 to 1. By contrast, for the year ended September 30, 2021, rating upgrades exceeded downgrades by a factor of 2.6 to 1. The combination of fallen angel issuers entering the index in 2020, significant BB-rated high-yield bond issuance, and the default of lower quality bonds has led to an improving credit rating profile for the fund’s benchmark index.

As credit markets recovered and corporations regained capital market access, high-yield bond issuance rose sharply as many issuers improved their leverage and liquidity profiles via debt and equity issuances. Issuers were frequently able to issue equity to

Results at a glance

For periods ended September 30, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 2/19/88)

American High-Income Trust (Class F-2 shares)[1]	15.39%	7.20%	6.87%	6.69%	7.95%
American High-Income Trust (Class A shares)	15.05	6.90	6.59	6.44	7.72
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index[2]	11.27	6.89	6.50	7.42	8.15
Lipper High Yield Funds Average[3]	10.91	5.99	5.63	6.36	7.26

[1]	Class F-2 shares were first offered on August 4, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index has been used. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American High-Income Trust	1

improve their leverage, and to issue debt with lower interest rates and longer maturities, improving debt service burdens.

Spreads between yields offered on high-yield bonds and those of U.S. Treasury bonds with similar maturities declined to near-historic lows by the end of the fiscal year. The additional yield offered on high-yield bonds primarily serves to compensate investors for the higher risk of default and lower liquidity of these bonds. In 2021, as default risk subsided and market liquidity improved, high-yield spreads contracted. Sectors of the economy that were most impaired by the pandemic, including energy and travel-related companies, subsequently offered the highest investment returns as economic activity normalized.

Inside the portfolio

Over the past 12 months, the fund has increased its focus on investments in higher rated bonds. As bond prices rallied, the fund reduced its exposure in several lower rated bonds, and certain holdings were upgraded by rating agencies. The fund’s yield declined during the 12-month period, reflecting both the overall market improvement and the improving credit quality profile of the fund.

The duration of the fund, a measure of price sensitivity due to changes in yields, increased slightly over the last 12 months. As of September 30, 2021, the fund’s duration remained below that of the benchmark, reflecting a degree of caution with respect to current market yield levels and interest rates. If interest rates or market yields were to increase, a shorter duration may help mitigate an adverse impact to the fund.

The fund’s exposure to certain commodity-related issuers, especially in the energy and basic materials sectors, were beneficial to fund results during the year. Several equity positions, received from debt recapitalizations, also had strong investment results. Cash, credit default swap index (CDX) hedges, and certain communications issues detracted from fund results.

Looking ahead

Our focus remains on generating attractive investment results based on deep fundamental credit research and risk analysis. That approach has served the fund well over the years, and notably during the volatile markets in the aftermath of a global pandemic. We are mindful that recent investment results were supported by favorable economic policy actions, and those policies may not be sustained or may change. We will monitor policy actions carefully and intend to continue to evaluate risk and opportunity within the context of shifting macroeconomic conditions.

Over the last two fiscal years, the fund has become more balanced with respect to its credit ratings profile, and we anticipate continuing this balanced approach into the future. We may retain our bias toward shorter maturity bonds until interest rates rise and longer maturity bonds offer improved compensation for the attendant risks. Our fundamental research helps us to determine which issuers we select and to identify sectors and themes we anticipate will generate appealing risk-adjusted returns amidst a changing economic landscape.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David A. Daigle
President

November 9, 2021

For current information about the fund, visit capitalgroup.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a hypothetical $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2021, the end of its latest fiscal year (with all distributions reinvested).

Fund results shown are for Class F-2 and Class A shares. Class A shares reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment1; thus, the net amount invested was $9,625.2

Class F-2 shares were first offered on August 4, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Source: Refinitiv Lipper. Results of the Lipper High Yield Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[6]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2021)

	1 year	5 years	10 years

Class F-2 shares	15.39%	6.87%	6.69%
Class A shares*	10.68	5.78	6.04

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratios are 0.40% for Class F-2 shares and 0.69% for Class A shares as of the prospectus dated December 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

American High-Income Trust	3

Investment portfolio September 30, 2021

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 88.78%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 88.35%
Consumer discretionary 13.25%
Adient US LLC 9.00% 2025[1]	$7,004	$7,573
Affinity Gaming 6.875% 2027[1]	950	1,000
Allied Universal Holdco LLC 6.625% 2026[1]	10,948	11,589
Allied Universal Holdco LLC 9.75% 2027[1]	17,657	19,232
Allied Universal Holdco LLC 4.625% 2028[1]	14,520	14,516
Allied Universal Holdco LLC 6.00% 2029[1]	14,890	14,713
Ashton Woods USA LLC / Ashton Woods Finance Co. 4.625% 2029[1]	9,950	10,059
Atlas LuxCo 4 SARL 4.625% 2028[1]	7,925	7,910
Boyd Gaming Corp. 8.625% 2025[1]	2,090	2,268
Boyd Gaming Corp. 4.75% 2027	10,889	11,237
Boyd Gaming Corp. 4.75% 2031[1]	14,320	14,785
Boyne USA, Inc. 4.75% 2029[1]	4,155	4,295
Caesars Entertainment, Inc. 6.25% 2025[1]	15,190	16,010
Caesars Entertainment, Inc. 4.625% 2029[1]	29,335	29,738
Caesars Resort Collection, LLC 5.75% 2025[1]	6,040	6,375
Carnival Corp. 11.50% 2023[1]	3,975	4,442
Carnival Corp. 7.625% 2026[1]	21,450	22,925
Carnival Corp. 10.50% 2026[1]	22,020	25,575
Carnival Corp. 4.00% 2028[1]	55,410	56,033
Carvana Co. 5.625% 2025[1]	2,595	2,686
Carvana Co. 5.50% 2027[1]	30,470	31,139
Carvana Co. 5.875% 2028[1]	22,080	22,830
Carvana Co. 4.875% 2029[1]	30,155	29,900
CEC Entertainment, Inc. 6.75% 2026[1]	20,920	20,998
Cedar Fair LP 5.25% 2029	7,835	8,045
Dana, Inc. 5.625% 2028	11,765	12,684
Empire Communities Corp. 7.00% 2025[1]	8,900	9,312
Everi Holdings, Inc. 5.00% 2029[1]	8,934	9,166
Fertitta Entertainment, Inc. 6.75% 2024[1]	45,317	45,433
First Student Bidco, Inc. / First Transit Parent Inc. 4.00% 2029[1]	54,840	54,155
Foot Locker, Inc. 4.00% 2029[1]	13,925	13,977
Ford Motor Co. 8.50% 2023	35,621	39,226
Ford Motor Co. 9.00% 2025	10,747	12,937
Ford Motor Co. 9.625% 2030	4,175	5,915
Ford Motor Co. 7.45% 2031	4,725	6,171
Ford Motor Credit Company LLC 3.339% 2022	698	703
Ford Motor Credit Company LLC 3.087% 2023	1,006	1,022
Ford Motor Credit Company LLC 3.096% 2023	1,708	1,738
Ford Motor Credit Company LLC 4.375% 2023	2,986	3,113
Ford Motor Credit Company LLC 3.664% 2024	10,115	10,456
Ford Motor Credit Company LLC 3.81% 2024	19,310	19,962
Ford Motor Credit Company LLC 5.584% 2024	12,512	13,464
Ford Motor Credit Company LLC 3.375% 2025	26,750	27,519
Ford Motor Credit Company LLC 5.125% 2025	89,810	97,668
Ford Motor Credit Company LLC 2.70% 2026	19,330	19,393

4	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC 4.389% 2026	$275	$294
Ford Motor Credit Company LLC 4.542% 2026	23,945	25,851
Ford Motor Credit Company LLC 3.815% 2027	35,090	36,450
Ford Motor Credit Company LLC 4.125% 2027	16,940	17,986
Ford Motor Credit Company LLC 4.271% 2027	4,575	4,874
Ford Motor Credit Company LLC 2.90% 2028	8,850	8,850
Ford Motor Credit Company LLC 5.113% 2029	2,845	3,183
Ford Motor Credit Company LLC 4.00% 2030	26,488	27,581
Ford Motor Credit Company LLC 3.625% 2031	2,925	2,947
Full House Resorts, Inc. 8.25% 2028[1]	14,250	15,338
Golden Nugget, Inc., Term Loan B, (3-month USD-LIBOR + 2.50%) 3.25% 2023[2,3]	1,800	1,793
GPS Hospitality Holding Co. LLC 7.00% 2028[1]	4,495	4,467
Grupo Axo, SAPI de CV, 5.75% 2026[1]	4,080	4,188
Hanesbrands, Inc. 4.625% 2024[1]	35,790	37,777
Hanesbrands, Inc. 5.375% 2025[1]	7,863	8,241
Hanesbrands, Inc. 4.875% 2026[1]	35,056	38,011
Hilton Grand Vacations Borrower 5.00% 2029[1]	48,160	49,183
Hilton Worldwide Holdings Inc. 5.375% 2025[1]	2,025	2,119
Hilton Worldwide Holdings, Inc. 3.75% 2029[1]	6,250	6,320
Hilton Worldwide Holdings, Inc. 4.875% 2030	8,757	9,405
Hilton Worldwide Holdings, Inc. 4.00% 2031[1]	30,055	30,543
International Game Technology PLC 6.50% 2025[1]	24,037	26,854
International Game Technology PLC 4.125% 2026[1]	16,640	17,316
International Game Technology PLC 6.25% 2027[1]	11,430	12,930
International Game Technology PLC 5.25% 2029[1]	47,857	51,208
KB Home 6.875% 2027	6,170	7,381
Landry’s Finance Acquisition Co., Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3]	568	622
Las Vegas Sands Corp. 3.90% 2029	2,814	2,870
LCM Investments Holdings II, LLC 4.875% 2029[1]	1,284	1,319
Lennar Corp. 4.50% 2024	495	536
Levi Strauss & Co. 3.50% 2031[1]	7,470	7,554
LGI Homes, Inc. 4.00% 2029[1]	7,920	7,910
Limited Brands, Inc. 6.625% 2030[1]	4,805	5,460
Limited Brands, Inc. 6.875% 2035	14,103	17,717
Limited Brands, Inc. 6.75% 2036	13,030	16,173
Lithia Motors, Inc. 4.625% 2027[1]	2,000	2,109
Lithia Motors, Inc. 3.875% 2029[1]	13,985	14,533
Lithia Motors, Inc. 4.375% 2031[1]	6,700	7,161
M.D.C. Holdings, Inc. 6.00% 2043	11,252	14,188
Marriott International, Inc. 2.75% 2033	1,532	1,499
Marriott Ownership Resorts, Inc. 4.75% 2028	2,500	2,554
Marriott Ownership Resorts, Inc. 4.50% 2029[1]	7,745	7,852
Melco International Development, Ltd. 4.875% 2025[1]	300	301
Melco International Development, Ltd. 5.75% 2028[1]	34,625	35,460
Melco International Development, Ltd. 5.375% 2029[1]	32,184	32,763
Melco Resorts Finance, Ltd. 5.25% 2026[1]	5,000	5,059
Merlin Entertainment 5.75% 2026[1]	10,798	11,168
MGM China Holdings, Ltd. 5.25% 2025[1]	1,525	1,539
MGM Growth Properties LLC 5.625% 2024	12,438	13,542
MGM Growth Properties LLC 4.625% 2025[1]	16,870	18,199
MGM Growth Properties LLC 3.875% 2029[1]	22,525	24,017
MGM Resorts International 6.00% 2023	4,884	5,171
MGM Resorts International 4.50% 2026	2,625	2,858
MGM Resorts International 5.50% 2027	5,707	6,199
Midas Intermediate Holdco II, LLC 7.875% 2022[1]	3,870	3,199
Midas Intermediate Holdco II, LLC, Term Loan B, (3-month USD-LIBOR + 7.75%) 8.50% 2025[2,3]	39,217	37,509
Midwest Gaming Borrower, LLC 4.875% 2029[1]	1,184	1,208
Mohegan Gaming & Entertainment 8.00% 2026[1]	43,335	45,224
Motel 6 Operating LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 5.75% 2026[2,3]	14,890	14,909
NCL Corp., Ltd. 3.625% 2024[1]	6,450	6,136
NCL Corp., Ltd. 12.25% 2024[1]	2,900	3,426
NCL Corp., Ltd. 5.875% 2026[1]	8,100	8,313
Neiman Marcus Group, LLC 7.125% 2026[1]	52,945	56,254
Newell Rubbermaid, Inc. 4.875% 2025	7,770	8,585
Newell Rubbermaid, Inc. 5.875% 2036[4]	535	665

American High-Income Trust	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Norwegian Cruise Line Holdings, Ltd. 10.25% 2026[1]	$4,625	$5,315
Panther BF Aggregator 2, LP 6.25% 2026[1]	3,667	3,857
Panther BF Aggregator 2, LP 8.50% 2027[1]	6,245	6,651
Party City Holdings, Inc. 6.125% 2023[1]	7,000	6,207
Party City Holdings, Inc. 6.625% 2026[1]	5,000	4,138
Party City Holdings, Inc. 8.75% 2026[1]	58,391	61,169
Playa Resorts Holding BV, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.75% 2024[2,3]	19,963	19,577
Premier Entertainment Sub LLC 5.625% 2029[1]	44,165	44,665
Premier Entertainment Sub LLC 5.875% 2031[1]	41,035	41,515
QVC, Inc. 4.375% 2028	3,000	3,105
Raptor Acquisition Corp. 4.875% 2026[1]	21,250	21,728
Raptor Acquisition Corp. / Raptor Co-Issuer LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 4.75% 2026[2,3]	8,900	8,932
Real Hero Merger Sub 2, Inc. 6.25% 2029[1]	7,825	8,129
Royal Caribbean Cruises, Ltd. 10.875% 2023[1]	5,500	6,167
Royal Caribbean Cruises, Ltd. 11.50% 2025[1]	34,683	39,617
Royal Caribbean Cruises, Ltd. 4.25% 2026[1]	36,740	36,035
Royal Caribbean Cruises, Ltd. 5.50% 2026[1]	11,200	11,527
Sally Holdings LLC and Sally Capital, Inc. 5.625% 2025	25,484	26,140
Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[1]	23,061	24,877
Scientific Games Corp. 5.00% 2025[1]	2,935	3,023
Scientific Games Corp. 8.625% 2025[1]	25,415	27,555
Scientific Games Corp. 8.25% 2026[1]	46,873	49,803
Scientific Games Corp. 7.00% 2028[1]	7,261	7,842
Scientific Games Corp. 7.25% 2029[1]	6,930	7,795
Six Flags Entertainment Corp. 4.875% 2024[1]	7,939	8,023
Staples, Inc. 7.50% 2026[1]	8,250	8,378
Studio City Finance, Ltd. 5.00% 2029[1]	9,075	8,381
Tempur Sealy International, Inc. 4.00% 2029[1]	22,765	23,476
Tempur Sealy International, Inc. 3.875% 2031[1]	23,925	23,985
The Gap, Inc. 3.625% 2029[1]	12,974	13,023
The Gap, Inc. 3.875% 2031[1]	5,701	5,708
The Home Co., Inc. 7.25% 2025[1]	12,585	13,259
TopBuild Corp. 4.125% 2032[1]	14,100	14,276
Travel + Leisure Co. 6.60% 2025[4]	925	1,041
Travel + Leisure Co. 6.00% 2027	7,000	7,771
Truck Hero, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.00% 2028[2,3]	3,035	3,032
Twin River Worldwide Holdings, Inc. 6.75% 2027[1]	599	653
Universal Entertainment Corp. 8.50% 2024[1]	40,955	42,747
Vail Resorts, Inc. 6.25% 2025[1]	5,590	5,918
VICI Properties LP 4.25% 2026[1]	12,298	12,859
VICI Properties LP 4.625% 2029[1]	23,258	25,031
VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[1]	16,157	16,500
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[1]	9,666	10,016
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[1]	60,423	64,124
WASH Multifamily Acquisition, Inc. 5.75% 2026[1]	7,910	8,270
Wheel Pros, Inc. 6.50% 2029[1]	14,809	14,346
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 5.25% 2028[2,3]	16,790	16,807
Wyndham Destinations, Inc. 6.625% 2026[1]	8,975	10,232
Wyndham Destinations, Inc. 4.625% 2030[1]	5,575	5,738
Wyndham Worldwide Corp. 4.375% 2028[1]	27,805	29,061
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	14,798	14,932
Wynn Macau, Ltd. 5.625% 2028[1]	1,200	1,144
Wynn Macau, Ltd. 5.125% 2029[1]	12,525	11,792
Wynn Resorts, Ltd. 7.75% 2025[1]	15,125	15,976
Wynn Resorts, Ltd. 5.125% 2029[1]	19,280	19,449
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 6.25% 2027[2,3]	17,000	17,069
		2,651,124

Communication services 13.01%
Altice France SA 5.125% 2029[1]	33,804	33,190
Beasley Mezzanine Holdings, LLC 8.625% 2026[1]	8,275	8,454
Brightstar Escrow Corp. 9.75% 2025[1]	20,105	21,588
Cablevision Systems Corp. 6.75% 2021	9,000	9,034
Cablevision Systems Corp. 5.50% 2027[1]	2,700	2,814
Cablevision Systems Corp. 5.375% 2028[1]	2,425	2,537
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	8,595	8,646

6	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	$5,688	$5,873
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	9,878	10,298
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	4,129	4,315
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2029[1]	6,341	6,856
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	67,677	69,908
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	65,731	68,802
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	950	953
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	39,035	39,761
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	35,527	36,637
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[1]	21,959	22,376
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[1]	13,675	13,564
Centerfield Media Parent, Inc. 6.625% 2026[1]	20,785	21,434
CenturyLink, Inc. 6.75% 2023	31,074	34,104
CenturyLink, Inc. 7.50% 2024	9,217	10,219
CenturyLink, Inc. 5.125% 2026[1]	11,010	11,437
Cinemark USA, Inc. 5.875% 2026[1]	6,925	7,004
Cinemark USA, Inc. 5.25% 2028[1]	6,550	6,461
Clear Channel Worldwide Holdings, Inc. 7.75% 2028[1]	12,400	13,068
Clear Channel Worldwide Holdings, Inc. 7.50% 2029[1]	7,172	7,468
Cogent Communications Group, Inc. 3.50% 2026[1]	18,195	18,468
Consolidated Communications, Inc. 5.00% 2028[1]	14,350	14,835
Diamond Sports Group LLC 5.375% 2026[1]	22,382	14,800
Diamond Sports Group LLC 6.625% 2027[1]	18,432	8,095
DIRECTV Financing LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 5.75% 2027[2,3]	34,640	34,709
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.875% 2027[1]	54,135	56,571
DISH DBS Corp. 5.125% 2029	18,150	17,808
Embarq Corp. 7.995% 2036	48,437	52,022
Epicor Software Corp., Term Loan C, (3-month USD-LIBOR + 3.25%) 4.00% 2027[2,3]	1,782	1,783
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[2,3]	14,477	14,924
Front Range BidCo, Inc. 6.125% 2028[1]	16,027	16,270
Frontier Communications Corp. 5.875% 2027[1]	30,765	32,726
Frontier Communications Corp. 5.00% 2028[1]	80,150	84,258
Frontier Communications Corp. 6.75% 2029[1]	38,300	40,416
Frontier Communications Holdings, LLC 5.875% 2029	30,957	31,373
Gray Television, Inc. 7.00% 2027[1]	14,544	15,617
iHeartCommunications, Inc. 6.375% 2026	236	249
iHeartCommunications, Inc. 5.25% 2027[1]	30,323	31,545
iHeartCommunications, Inc. 8.375% 2027	427	457
Inmarsat PLC 6.75% 2026[1]	21,400	22,418
Intelsat Jackson Holding Co. 5.50% 2023[5]	36,135	20,210
Intelsat Jackson Holding Co. 8.00% 2024[1]	35,020	35,983
Intelsat Jackson Holding Co. 8.50% 2024[1,5]	35,000	20,009
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 4.75%) 5.75% 2022[2,3]	20,702	20,805
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[2]	45,355	46,262
Kantar Group LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 5.25% 2026[2,3]	6,420	6,436
Lamar Media Corp. 3.75% 2028	2,567	2,644
Lamar Media Corp. 4.875% 2029	5,100	5,412
Lamar Media Corp. 3.625% 2031	7,625	7,635
Level 3 Financing, Inc. 3.75% 2029[1]	11,500	11,129
Ligado Networks LLC 15.50% PIK 2023[1,6]	35,098	34,089
Ligado Networks LLC 17.50% PIK 2024[1,6]	4,447	3,374
Live Nation Entertainment, Inc. 3.75% 2028[1]	5,750	5,723
Mav Acquisition Corp. 5.75% 2028[1]	10,000	9,839
Meredith Corp. 6.875% 2026	9,883	10,217
Midas OpCo Holdings LLC 5.625% 2029[1]	60,485	62,663
Netflix, Inc. 4.875% 2028	13,740	15,853
Netflix, Inc. 5.375% 2029[1]	875	1,061
Netflix, Inc. 4.875% 2030[1]	12,050	14,204
News Corp. 3.875% 2029[1]	22,450	23,095
Nexstar Broadcasting, Inc. 4.75% 2028[1]	43,850	45,544
Nexstar Escrow Corp. 5.625% 2027[1]	11,385	12,059
OUTFRONT Media Capital LLC 4.625% 2030[1]	60	60
Playtika Holding Corp. 4.25% 2029[1]	150	151
Qwest Capital Funding, Inc. 6.875% 2028	14,790	16,127
Scripps Escrow II, Inc. 3.875% 2029[1]	14,018	14,084
Sinclair Television Group, Inc. 5.125% 2027[1]	8,199	8,152
Sinclair Television Group, Inc. 4.125% 2030[1]	30,925	30,268

American High-Income Trust	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Sirius XM Radio, Inc. 3.125% 2026[1]	$39,425	$40,016
Sirius XM Radio, Inc. 4.00% 2028[1]	50,750	51,670
Sirius XM Radio, Inc. 4.125% 2030[1]	9,075	9,128
Sirius XM Radio, Inc. 3.875% 2031[1]	43,425	42,475
Sprint Corp. 11.50% 2021	10,496	10,627
Sprint Corp. 7.625% 2026	27,221	33,018
Sprint Corp. 6.875% 2028	142,540	182,629
Sprint Corp. 8.75% 2032	108,117	161,647
Summer (BC) BidCo B LLC 5.50% 2026[1]	5,960	6,116
TEGNA, Inc. 4.75% 2026[1]	17,975	18,773
TEGNA, Inc. 4.625% 2028	11,872	12,152
TEGNA, Inc. 5.00% 2029	16,937	17,467
T-Mobile US, Inc. 2.625% 2026	30,350	31,071
T-Mobile US, Inc. 3.375% 2029[1]	30,100	31,440
T-Mobile US, Inc. 2.875% 2031	9,050	9,138
Total Play Telecomunicaciones, SA de CV, 7.50% 2025[1]	2,725	2,838
Trilogy International South Pacific LLC 10.00% 2023[7,8]	20,400	20,400
Trilogy International South Pacific LLC / TISP Finance, Inc. 8.875% 2023[1]	68,244	66,639
Univision Communications, Inc. 5.125% 2025[1]	62,918	63,915
Univision Communications, Inc. 6.625% 2027[1]	76,170	82,835
Univision Communications, Inc. 4.50% 2029[1]	76,600	77,941
UPC Broadband Finco BV 4.875% 2031[1]	11,330	11,615
Virgin Media O2 4.25% 2031[1]	48,744	48,683
Virgin Media Secured Finance PLC 4.50% 2030[1]	14,755	15,013
VMED O2 UK Financing I PLC 4.75% 2031[1]	3,807	3,894
Warner Music Group 3.875% 2030[1]	10,480	10,912
Ziggo Bond Co. BV 5.125% 2030[1]	13,368	13,732
Ziggo Bond Finance BV 5.50% 2027[1]	15,379	15,917
Ziggo Bond Finance BV 4.875% 2030[1]	39,100	40,371
		2,601,305

Energy 12.71%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2026[1]	8,150	8,812
Antero Midstream Partners LP 5.375% 2029[1]	8,395	8,657
Antero Resources Corp. 7.625% 2029[1]	2,710	3,033
Antero Resources Corp. 5.375% 2030[1]	15,820	16,681
Apache Corp. 4.625% 2025	20,815	22,402
Apache Corp. 4.875% 2027	11,177	12,203
Apache Corp. 4.375% 2028	5,544	6,001
Apache Corp. 6.00% 2037	7,410	9,036
Apache Corp. 5.10% 2040	13,635	15,288
Apache Corp. 4.75% 2043	5,725	6,210
Apache Corp. 4.25% 2044	270	272
Apache Corp. 5.35% 2049	150	167
Ascent Resources - Utica LLC 7.00% 2026[1]	31,410	32,509
Ascent Resources - Utica LLC 9.00% 2027[1]	4,380	6,008
Ascent Resources - Utica LLC 8.25% 2028[1]	4,764	5,201
Ascent Resources - Utica LLC 5.875% 2029[1]	17,675	18,081
Ascent Resources - Utica LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 2025[1,2,3]	5,066	5,575
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[1]	11,254	12,182
California Resources Corp. 7.125% 2026[1]	5,085	5,373
Cenovus Energy, Inc. 5.375% 2025	4,136	4,713
Cenovus Energy, Inc. 4.25% 2027	390	434
Cenovus Energy, Inc. 5.25% 2037	400	478
Cenovus Energy, Inc. 5.40% 2047	6,390	7,853
Centennial Resource Production, LLC 6.875% 2027[1]	7,097	7,241
Cheniere Energy Partners LP 4.50% 2029	26,037	27,713
Cheniere Energy Partners LP 4.00% 2031[1]	30,178	31,640
Cheniere Energy Partners LP 3.25% 2032[1]	22,347	22,449
Cheniere Energy, Inc. 7.00% 2024	10,666	12,067
Cheniere Energy, Inc. 5.875% 2025	5,005	5,656
Cheniere Energy, Inc. 4.625% 2028	103,864	109,577
Chesapeake Energy Corp. 4.875% 2022[5]	28,871	866
Chesapeake Energy Corp. 5.75% 2023[5]	1,730	52
Chesapeake Energy Corp. 5.50% 2026[1]	20,225	21,160
Chesapeake Energy Corp. 5.875% 2029[1]	17,960	19,212

8	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
CNX Midstream Partners LP 4.75% 2030[1]	$7,470	$7,595
CNX Resources Corp. 7.25% 2027[1]	34,002	36,244
CNX Resources Corp. 6.00% 2029[1]	19,307	20,441
Comstock Resources, Inc. 6.75% 2029[1]	15,975	17,273
Comstock Resources, Inc. 5.875% 2030[1]	21,455	22,343
Constellation Oil Services Holding SA 10.00% PIK 2024[1,5,6]	115,294	35,787
Continental Resources, Inc. 5.75% 2031[1]	17,515	21,193
Convey Park Energy LLC 7.50% 2025[1]	5,500	5,725
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 2031[1]	58,730	62,536
Crestwood Midstream Partners LP 6.00% 2029[1]	9,825	10,294
DCP Midstream LP 7.375% perpetual bonds (3-month USD-LIBOR + 5.148% on 12/15/2022)[4]	4,835	4,714
Devon Energy Corp. 5.875% 2028[1]	2,830	3,120
Devon Energy Corp. 4.50% 2030[1]	10,040	10,947
Diamond Foreign Asset Co. / Diamond Finance LLC 13.00% PIK or 9.00% Cash or (5.50% PIK and 5.50% Cash) 2027[1,3,6]	2,584	2,610
Diamond Foreign Asset Co. / Diamond Finance LLC 13.00% PIK or 9.00% Cash or (5.50% PIK and 5.50% Cash) 2027[3,6]	2,337	2,360
DT Midstream, Inc. 4.125% 2029[1]	31,680	32,165
DT Midstream, Inc. 4.375% 2031[1]	14,675	15,134
Encino Acquisition Partners Holdings, LLC 8.50% 2028[1]	684	700
Endeavor Energy Resources LP 6.625% 2025[1]	13,260	13,989
Energean Israel Finance, Ltd. 4.50% 2024[1]	17,855	18,257
Energean Israel Finance, Ltd. 4.875% 2026[1]	10,000	10,275
Energy Transfer Operating LP 5.00% 2050	35,452	40,975
Energy Transfer Partners LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[4]	8,300	8,664
EnLink Midstream Partners, LLC 5.625% 2028[1]	8,585	9,152
EnLink Midstream Partners, LP 4.15% 2025	1,450	1,497
EQM Midstream Partners LP 4.75% 2023	4,250	4,444
EQM Midstream Partners LP 6.00% 2025[1]	4,000	4,390
EQM Midstream Partners LP 4.125% 2026	3,011	3,099
EQM Midstream Partners LP 6.50% 2027[1]	41,025	46,194
EQM Midstream Partners LP 5.50% 2028	15,121	16,631
EQM Midstream Partners LP 4.50% 2029[1]	21,910	22,759
EQM Midstream Partners LP 4.75% 2031[1]	23,277	24,238
EQM Midstream Partners LP 6.50% 2048	2,000	2,279
EQT Corp. 6.625% 2025[4]	10,982	12,583
EQT Corp. 3.90% 2027	1,825	1,978
EQT Corp. 5.00% 2029	7,360	8,296
EQT Corp. 7.50% 2030[4]	5,395	6,951
EQT Corp. 3.625% 2031[1]	9,080	9,473
Genesis Energy, LP 5.625% 2024	4,535	4,529
Genesis Energy, LP 6.50% 2025	27,984	27,881
Genesis Energy, LP 8.00% 2027	49,572	50,257
Guara Norte SARL 5.198% 2034[1]	13,027	13,113
Harvest Midstream I, LP 7.50% 2028[1]	43,575	46,478
Hess Midstream Operations LP 4.25% 2030[1]	25,875	26,198
Hess Midstream Partners LP 5.125% 2028[1]	9,663	10,106
Hilcorp Energy I, LP 5.75% 2025[1]	11,400	11,552
Hilcorp Energy I, LP 5.75% 2029[1]	14,085	14,490
Hilcorp Energy I, LP 6.00% 2031[1]	9,540	9,820
Independence Energy Finance LLC 7.25% 2026[1]	8,650	8,920
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 3.085% 2024[2,3]	526	316
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 1.00%) 3.00% PIK and 1.08% Cash 2025[2,3,6]	7,631	3,401
McDermott International, Inc., Term Loan, (3-month USD-LIBOR + 4.00%) 4.00% 2024[2,3,7,8]	2,000	1,000
Murphy Oil Corp. 6.875% 2024	5,170	5,286
Murphy Oil Corp. 5.75% 2025	13,000	13,435
Murphy Oil Corp. 6.375% 2028	12,555	13,293
Murphy Oil USA, Inc. 3.75% 2031[1]	12,745	12,841
Nabors Industries, Inc. 5.75% 2025	3,670	3,398
Neptune Energy Group Holdings, Ltd. 6.625% 2025[1]	15,000	15,461
New Fortress Energy, Inc. 6.75% 2025[1]	23,775	22,919
New Fortress Energy, Inc. 6.50% 2026[1]	59,895	57,349

American High-Income Trust	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
NGL Energy Operating LLC 7.50% 2026[1]	$137,597	$140,373
NGL Energy Partners LP 7.50% 2023	23,690	23,060
NGL Energy Partners LP 6.125% 2025	37,216	32,899
NGPL PipeCo LLC 4.875% 2027[1]	1,010	1,147
Northern Oil and Gas, Inc. 8.125% 2028[1]	25,910	27,721
NorthRiver Midstream Finance LP 5.625% 2026[1]	10,800	11,254
NuStar Logistics LP 6.00% 2026	6,129	6,631
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[1]	33,755	35,159
Oasis Petroleum, Inc. 6.375% 2026[1]	15,131	15,874
Occidental Petroleum Corp. 2.90% 2024	10,480	10,681
Occidental Petroleum Corp. 5.875% 2025	12,395	13,907
Occidental Petroleum Corp. 8.00% 2025	22,020	26,334
Occidental Petroleum Corp. 3.00% 2027	500	501
Occidental Petroleum Corp. 3.50% 2029	10,905	11,105
Occidental Petroleum Corp. 6.625% 2030	14,500	17,889
Occidental Petroleum Corp. 8.875% 2030	7,825	10,640
Occidental Petroleum Corp. 6.125% 2031	9,440	11,344
Occidental Petroleum Corp. 6.45% 2036	625	787
Occidental Petroleum Corp. 4.10% 2047	580	553
Occidental Petroleum Corp. 4.20% 2048	2,543	2,439
PDC Energy, Inc. 5.75% 2026	12,000	12,510
Petróleos Mexicanos 6.875% 2025[1]	6,200	6,797
Petróleos Mexicanos 5.35% 2028	7,643	7,545
Petróleos Mexicanos 7.69% 2050	11,404	10,814
Petrorio Luxembourg SARL 6.125% 2026[1]	6,800	6,858
Precision Drilling Corp. 6.875% 2029[1]	2,970	3,107
Range Resources Corp. 4.875% 2025	9,698	10,251
Range Resources Corp. 8.25% 2029[1]	13,815	15,560
Rattler Midstream Partners LP 5.625% 2025[1]	17,853	18,613
Rockcliff Energy II LLC 5.50% 2029[1]	7,975	8,105
Rockies Express Pipeline LLC 4.95% 2029[1]	11,193	11,655
Sabine Pass Liquefaction, LLC 5.625% 2025	1,800	2,044
Sabine Pass Liquefaction, LLC 4.50% 2030	8,930	10,299
Sanchez Energy Corp. 7.25% 2023[1,5]	22,796	769
SM Energy Co. 6.50% 2028	2,910	3,016
Southwestern Energy Co. 6.45% 2025[4]	12,905	14,225
Southwestern Energy Co. 7.75% 2027	11,259	12,177
Southwestern Energy Co. 8.375% 2028	11,445	12,978
Southwestern Energy Co. 5.375% 2029[1]	8,095	8,670
Southwestern Energy Co. 5.375% 2030	57,775	62,424
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.00% 2031[1]	6,110	6,347
Sunoco LP 5.50% 2026	3,281	3,351
Sunoco LP 6.00% 2027	12,591	13,126
Sunoco LP 4.50% 2029	31,065	31,547
Superior Plus LP and Superior General Partner, Inc. 4.50% 2029[1]	9,120	9,428
Tallgrass Energy Partners, LP 7.50% 2025[1]	7,685	8,329
Tapstone Energy, Term Loan, (3-month USD-LIBOR + 4.00%) 4.741% 2024[2,3,7,8]	384	345
Targa Resources Partners LP 5.875% 2026	8,669	9,065
Targa Resources Partners LP 6.50% 2027	6,322	6,824
Targa Resources Partners LP 6.875% 2029	9,530	10,690
Targa Resources Partners LP 5.50% 2030	14,836	16,241
Targa Resources Partners LP 4.875% 2031	29,580	31,946
Targa Resources Partners LP 4.00% 2032[1]	8,525	8,821
Teekay Corp. 9.25% 2022[1]	55,867	57,619
Teekay Offshore Partners LP 8.50% 2023[1,7,8]	27,286	24,830
Transocean Guardian, Ltd. 5.875% 2024[1]	6,251	6,228
Transocean Poseidon, Ltd. 6.875% 2027[1]	6,280	6,258
Transocean, Inc. 6.125% 2025[1]	3,454	3,465
Transocean, Inc. 7.25% 2025[1]	8,700	7,259
Transocean, Inc. 8.00% 2027[1]	9,525	7,510
USA Compression Partners, LP 6.875% 2026	7,736	8,065
USA Compression Partners, LP 6.875% 2027	2,403	2,547
Venture Global Calcasieu Pass, LLC 4.125% 2031[1]	49,880	52,062
Weatherford International, Ltd. 11.00% 2024[1]	73,173	77,174
Weatherford International, Ltd. 6.50% 2028[1]	30,795	31,757
Western Gas Partners LP 4.50% 2028	20,233	21,740
Western Gas Partners LP 5.45% 2044	985	1,133

10	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Western Midstream Operating, LP 4.35% 2025[4]	$6,455	$6,819
Western Midstream Operating, LP 4.75% 2028	2,830	3,091
Western Midstream Operating, LP 5.30% 2030[4]	8,225	9,099
Western Midstream Operating, LP 6.50% 2050[4]	5,500	6,482
		2,542,063

Health care 10.32%
180 Medical, Inc. 3.875% 2029[1]	9,455	9,455
AdaptHealth, LLC 5.125% 2030[1]	14,015	14,041
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 3.834% 2026[2,3]	11,840	11,743
Avantor Funding, Inc. 4.625% 2028[1]	36,175	38,119
Bausch Health Companies, Inc. 9.25% 2026[1]	40,876	43,706
Bausch Health Companies, Inc. 5.75% 2027[1]	19,300	20,241
Bausch Health Companies, Inc. 4.875% 2028[1]	44,980	46,667
Bausch Health Companies, Inc. 5.00% 2028[1]	17,637	16,759
Bausch Health Companies, Inc. 7.00% 2028[1]	10,987	11,274
Bausch Health Companies, Inc. 5.00% 2029[1]	3,275	3,055
Bausch Health Companies, Inc. 6.25% 2029[1]	1,455	1,442
Bausch Health Companies, Inc. 5.25% 2030[1]	26,642	24,884
Bausch Health Companies, Inc. 5.25% 2031[1]	57,210	52,694
Catalent Pharma Solutions, Inc. 5.00% 2027[1]	819	852
Catalent Pharma Solutions, Inc. 3.125% 2029[1]	5,250	5,162
Catalent Pharma Solutions, Inc. 3.50% 2030[1]	22,370	22,398
Centene Corp. 4.25% 2027	34,509	36,162
Centene Corp. 2.45% 2028	43,245	43,515
Centene Corp. 4.625% 2029	91,944	100,315
Centene Corp. 3.00% 2030	40,985	42,061
Centene Corp. 3.375% 2030	18,661	19,343
Centene Corp. 2.50% 2031	27,825	27,477
Centene Corp. 2.625% 2031	23,600	23,470
Charles River Laboratories International, Inc. 4.25% 2028[1]	6,348	6,599
Charles River Laboratories International, Inc. 3.75% 2029[1]	12,765	13,052
Community Health Systems, Inc. 5.625% 2027[1]	17,600	18,451
Community Health Systems, Inc. 6.00% 2029[1]	15,747	16,711
Community Health Systems, Inc. 6.875% 2029[1]	4,500	4,517
DaVita, Inc. 4.625% 2030[1]	21,740	22,389
Encompass Health Corp. 4.50% 2028	8,554	8,843
Encompass Health Corp. 4.75% 2030	4,591	4,834
Endo DAC / Endo Finance LLC / Endo Finco 9.50% 2027[1]	29,636	29,743
Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[1]	35,633	25,541
Endo International PLC 5.75% 2022[1]	46,292	42,820
Endo International PLC 5.875% 2024[1]	19,325	18,995
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[1]	26,545	26,581
Grifols Escrow Issuer SA 4.75% 2028[1]	12,745	13,038
HCA, Inc. 5.875% 2023	385	414
HCA, Inc. 5.375% 2025	2,772	3,101
HCA, Inc. 5.375% 2026	8,436	9,663
HCA, Inc. 5.875% 2026	4,721	5,417
HCA, Inc. 4.50% 2027	71	80
HCA, Inc. 5.625% 2028	29,450	35,073
HCA, Inc. 5.875% 2029	8,320	10,008
HCA, Inc. 3.50% 2030	30,772	32,630
HCA, Inc. 5.50% 2047	3,996	5,190
HCA, Inc. 5.25% 2049	8,500	10,868
HCA, Inc. 7.50% 2095	5,000	7,600
HealthEquity, Inc. 4.50% 2029[1]	10,440	10,610
IMS Health Holdings, Inc. 5.00% 2026[1]	28,059	28,792
Jaguar Holding Co. II 5.00% 2028[1]	470	507
Jazz Securities DAC 4.375% 2029[1]	23,290	24,165
Mallinckrodt International Finance SA 5.50% 2025[1,5]	16,000	8,070
Mallinckrodt PLC 5.75% 2022[1,5]	11,605	5,753
Mallinckrodt PLC 10.00% 2025[1]	28,422	30,670
ModivCare Escrow Issuer, Inc. 5.00% 2029[1]	10,500	10,897
Molina Healthcare, Inc. 5.375% 2022	21,175	21,857
Molina Healthcare, Inc. 4.375% 2028[1]	20,505	21,359
Molina Healthcare, Inc. 3.875% 2030[1]	40,850	42,739
Multiplan, Inc. 5.50% 2028[1]	8,550	8,538

American High-Income Trust	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Organon Finance 1 LLC 4.125% 2028[1]	$8,275	$8,451
Organon Finance 1 LLC 5.125% 2031[1]	6,335	6,662
Owens & Minor, Inc. 4.375% 2024	29,381	31,236
Owens & Minor, Inc. 4.50% 2029[1]	40,185	40,637
Par Pharmaceutical, Inc. 7.50% 2027[1]	84,979	86,685
Radiology Partners, Inc. 9.25% 2028[1]	22,174	23,883
Rotech Healthcare, Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% PIK 2023[2,3,6,7,8]	44,394	44,394
RP Escrow Issuer, LLC 5.25% 2025[1]	12,960	13,350
Select Medical Holdings Corp. 6.25% 2026[1]	9,039	9,517
Surgery Center Holdings 10.00% 2027[1]	7,264	7,854
Syneos Health, Inc. 3.625% 2029[1]	14,620	14,597
Team Health Holdings, Inc. 6.375% 2025[1]	15,359	14,870
Team Health Holdings, Inc., Term Loan B, 3.75% 2024[2,3]	6,235	6,097
Tenet Healthcare Corp. 6.75% 2023	1,730	1,867
Tenet Healthcare Corp. 4.625% 2024	9,019	9,166
Tenet Healthcare Corp. 4.875% 2026[1]	102,949	106,673
Tenet Healthcare Corp. 5.125% 2027[1]	5,000	5,219
Tenet Healthcare Corp. 6.25% 2027[1]	8,995	9,344
Tenet Healthcare Corp. 4.625% 2028[1]	8,350	8,663
Tenet Healthcare Corp. 6.125% 2028[1]	8,600	9,045
Tenet Healthcare Corp. 4.25% 2029[1]	20,860	21,199
Tenet Healthcare Corp. 6.875% 2031	2,000	2,298
Teva Pharmaceutical Finance Co. BV 2.95% 2022	1,500	1,513
Teva Pharmaceutical Finance Co. BV 2.80% 2023	50,178	49,942
Teva Pharmaceutical Finance Co. BV 6.00% 2024	76,748	80,873
Teva Pharmaceutical Finance Co. BV 7.125% 2025	41,591	45,542
Teva Pharmaceutical Finance Co. BV 3.15% 2026	40,561	38,888
Teva Pharmaceutical Finance Co. BV 6.75% 2028	41,982	48,017
Teva Pharmaceutical Finance Co. BV 4.10% 2046	16,312	14,092
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	62,440	63,807
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	31,377	33,157
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	5,076	5,413
		2,063,901

Materials 10.23%
Alcoa Netherlands Holding BV 5.50% 2027[1]	10,760	11,555
Alcoa Netherlands Holding BV 4.125% 2029[1]	6,050	6,303
Allegheny Technologies, Inc. 4.875% 2029	27,470	27,607
Allegheny Technologies, Inc. 5.125% 2031	8,590	8,668
ArcelorMittal 4.25% 2029	5,029	5,540
ArcelorMittal 7.00% 2039	11,267	15,914
ArcelorMittal 6.75% 2041	19,036	26,182
Arconic Corp. 6.00% 2025[1]	8,170	8,595
Arconic Rolled Products Corp. 6.125% 2028[1]	4,775	5,068
Ardagh Group SA 6.50% Cash 2027[1,6]	12,390	13,178
Ardagh Metal Packaging Finance USA LLC 4.00% 2029[1]	11,410	11,553
Ardagh Packaging Finance 5.25% 2025[1]	570	596
Ardagh Packaging Finance 4.125% 2026[1]	960	998
Ardagh Packaging Finance 5.25% 2027[1]	9,685	9,873
Axalta Coating Systems LLC 4.75% 2027[1]	7,995	8,345
Ball Corp. 3.125% 2031	23,755	23,490
BWAY Parent Co., Inc. 5.50% 2024[1]	27,273	27,546
Cascades, Inc. 5.375% 2028[1]	5,965	6,278
Cleveland-Cliffs, Inc. 9.875% 2025[1]	6,478	7,442
Cleveland-Cliffs, Inc. 6.75% 2026[1]	15,428	16,469
Cleveland-Cliffs, Inc. 5.875% 2027	53,855	55,807
Cleveland-Cliffs, Inc. 7.00% 2027	3,853	4,052
Cleveland-Cliffs, Inc. 4.625% 2029[1]	37,550	38,395
Cleveland-Cliffs, Inc. 4.875% 2031[1]	42,271	43,698
Consolidated Energy Finance SA 6.50% 2026[1]	10,805	11,201
Consolidated Energy Finance SA 5.625% 2028[1]	28,445	28,445
Constellium SE 3.75% 2029[1]	8,655	8,445
Crown Holdings, Inc. 4.50% 2023	3,000	3,151
Crown Holdings, Inc. 7.375% 2026	2,000	2,486
CVR Partners LP 9.25% 2023[1]	6,900	6,928
CVR Partners LP 6.125% 2028[1]	54,560	57,288

12	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Diamond (BC) BV 4.625% 2029[1]	$3,445	$3,501
Element Solutions, Inc. 3.875% 2028[1]	10,800	10,921
First Quantum Minerals, Ltd. 7.25% 2023[1]	38,546	39,269
First Quantum Minerals, Ltd. 6.50% 2024[1]	24,932	25,275
First Quantum Minerals, Ltd. 7.50% 2025[1]	75,026	77,058
First Quantum Minerals, Ltd. 6.875% 2026[1]	47,890	49,865
First Quantum Minerals, Ltd. 6.875% 2027[1]	87,010	92,130
FMG Resources 4.375% 2031[1]	19,410	20,082
Freeport-McMoRan, Inc. 3.875% 2023	201	208
Freeport-McMoRan, Inc. 4.55% 2024	2,500	2,706
Freeport-McMoRan, Inc. 4.25% 2030	9,203	9,755
Freeport-McMoRan, Inc. 4.625% 2030	900	974
Freeport-McMoRan, Inc. 5.40% 2034	10,563	12,702
Freeport-McMoRan, Inc. 5.45% 2043	26,473	32,628
FXI Holdings, Inc. 7.875% 2024[1]	52,976	54,102
FXI Holdings, Inc. 12.25% 2026[1]	98,650	112,136
GPC Merger Sub, Inc. 7.125% 2028[1]	9,665	10,275
Hexion, Inc. 7.875% 2027[1]	38,015	40,628
INEOS Group Holdings SA 5.625% 2024[1]	8,238	8,271
Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]	11,324	12,575
LSB Industries, Inc. 9.625% 2023[1]	109,147	113,798
LSB Industries, Inc. 6.25% 2028[1]	45,820	46,278
Mercer International, Inc. 5.125% 2029	7,090	7,249
Methanex Corp. 5.125% 2027	78,794	85,294
Methanex Corp. 5.25% 2029	22,720	24,625
Methanex Corp. 5.65% 2044	21,570	23,242
Neon Holdings, Inc. 10.125% 2026[1]	15,585	16,901
Nova Chemicals Corp. 4.875% 2024[1]	11,505	12,037
Nova Chemicals Corp. 5.00% 2025[1]	5,295	5,609
Nova Chemicals Corp. 5.25% 2027[1]	44,462	46,768
Nova Chemicals Corp. 4.25% 2029[1]	40,733	40,784
Novelis Corp. 3.25% 2026[1]	22,510	22,858
Novelis Corp. 4.75% 2030[1]	16,825	17,733
Novelis Corp. 3.875% 2031[1]	26,130	25,877
OCI NV 5.25% 2024[1]	14,261	14,687
Olin Corp. 9.50% 2025[1]	6,880	8,583
Olin Corp. 5.625% 2029	7,575	8,337
Olin Corp. 5.00% 2030	3,365	3,563
Owens-Illinois, Inc. 5.875% 2023[1]	9,000	9,533
Owens-Illinois, Inc. 6.375% 2025[1]	5,341	5,930
Plastipak Holdings, Inc. 6.25% 2025[1]	4,910	5,005
Rayonier A.M. Products, Inc. 7.625% 2026[1]	5,045	5,360
SCIH Salt Holdings, Inc. 4.875% 2028[1]	84,710	85,239
SCIH Salt Holdings, Inc. 6.625% 2029[1]	25,520	24,532
Scotts Miracle-Gro Co. 4.50% 2029	10,276	10,751
Scotts Miracle-Gro Co. 4.375% 2032[1]	8,390	8,469
Sealed Air Corp. 4.00% 2027[1]	10,395	11,090
Silgan Holdings, Inc. 4.125% 2028	8,356	8,596
Summit Materials, Inc. 6.50% 2027[1]	5,478	5,755
Summit Materials, Inc. 5.25% 2029[1]	16,515	17,361
Trivium Packaging BV 5.50% 2026[1]	8,352	8,758
Trivium Packaging BV 8.50% 2027[1]	5,192	5,581
Tronox, Ltd. 4.625% 2029[1]	14,155	14,102
Unifrax Escrow Issuer Corp. 5.25% 2028[1]	18,510	18,764
Unifrax Escrow Issuer Corp. 7.50% 2029[1]	5,255	5,392
Valvoline, Inc. 4.25% 2030[1]	4,441	4,610
Valvoline, Inc. 3.625% 2031[1]	10,905	10,782
Venator Materials Corp. 5.75% 2025[1]	68,158	64,511
Venator Materials Corp. 9.50% 2025[1]	22,280	24,675
W. R. Grace Holdings LLC 4.875% 2027[1]	11,410	11,752
W. R. Grace Holdings LLC 5.625% 2029[1]	14,765	15,245
Warrior Met Coal, Inc. 8.00% 2024[1]	23,261	23,639
		2,045,812

American High-Income Trust	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials 8.22%
ADT Security Corp. 4.125% 2029[1]	$30,375	$30,227
Aeropuerto International de Tocume SA 4.00% 2041[1]	2,100	2,162
Aeropuerto International de Tocume SA 5.125% 2061[1]	1,860	1,954
Allison Transmission Holdings, Inc. 3.75% 2031[1]	31,625	30,795
American Airlines, Inc. 5.50% 2026[1]	35,530	37,395
American Airlines, Inc. 5.75% 2029[1]	13,225	14,266
Artera Services, LLC 9.033% 2025[1]	16,015	17,396
Associated Materials, LLC 9.00% 2025[1]	32,952	34,896
Atkore, Inc. 4.25% 2031[1]	8,150	8,405
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2028[2,3]	9,100	9,105
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 6.25% 2029[2,3]	27,735	28,255
ATS Automation Tooling Systems, Inc. 4.125% 2028[1]	4,825	4,954
Avis Budget Car Rental, LLC 5.75% 2027[1]	18,710	19,537
Avis Budget Group, Inc. 4.75% 2028[1]	1,000	1,032
Avis Budget Group, Inc. 5.375% 2029[1]	15,095	15,974
Avolon Holdings Funding, Ltd. 5.25% 2024[1]	17,340	18,954
Avolon Holdings Funding, Ltd. 2.528% 2027[1]	36,710	36,135
Azul Investments LLP 7.25% 2026[1]	8,950	8,561
Boeing Company 4.508% 2023	470	497
Boeing Company 5.04% 2027	450	518
Boeing Company 3.625% 2031	15,200	16,282
Boeing Company 3.50% 2039	1,090	1,095
Boeing Company 3.90% 2049	540	557
Boeing Company 3.75% 2050	5,675	5,739
Boeing Company 5.93% 2060	9,250	12,661
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	553	578
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	1,258	1,373
Bombardier, Inc. 7.50% 2024[1]	8,763	9,124
Bombardier, Inc. 7.50% 2025[1]	30,183	30,862
Bombardier, Inc. 7.125% 2026[1]	31,125	32,720
Bombardier, Inc. 7.875% 2027[1]	57,465	59,647
Bombardier, Inc. 6.00% 2028[1]	29,655	30,029
Bombardier, Inc. 7.45% 2034[1]	8,670	10,176
Builders FirstSource, Inc. 4.25% 2032[1]	31,865	32,622
BWX Technologies, Inc. 4.125% 2028[1]	13,770	14,149
BWX Technologies, Inc. 4.125% 2029[1]	19,455	19,941
Clarivate Science Holdings Corp. 3.875% 2028[1]	26,655	26,688
Clarivate Science Holdings Corp. 4.875% 2029[1]	24,320	24,398
Clean Harbors, Inc. 4.875% 2027[1]	12,014	12,480
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022	171	173
CoreCivic, Inc. 8.25% 2026	6,735	6,879
CoreLogic, Inc. 4.50% 2028[1]	63,925	63,605
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[2,3]	22,275	22,832
Covanta Holding Corp. 5.875% 2025	8,192	8,468
Covanta Holding Corp. 5.00% 2030	14,150	14,310
Dun & Bradstreet Corp. 6.875% 2026[1]	13,448	14,120
Dun & Bradstreet Corp. 10.25% 2027[1]	11,557	12,449
Electricidad Firme de Mexico Holdings, SA de CV, 4.90% 2026[1]	9,495	9,542
Fortress Transportation and Infrastructure Investors LLC 9.75% 2027[1]	7,555	8,565
Fortress Transportation and Infrastructure Investors LLC 5.50% 2028[1]	8,560	8,629
Garda World Security Corp. 6.00% 2029[1]	3,200	3,140
Global Infrastructure Solutions, Inc. 5.625% 2029[1]	10,000	10,242
Gol Finance SA 8.00% 2026[1]	7,995	8,052
Harsco Corp. 5.75% 2027[1]	13,025	13,513
Herc Holdings, Inc. 5.50% 2027[1]	3,200	3,362
Howmet Aerospace, Inc. 6.875% 2025	1,510	1,769
Howmet Aerospace, Inc. 6.75% 2028	1,715	2,091
Icahn Enterprises Finance Corp. 4.75% 2024	24,005	24,995
JELD-WEN Holding, Inc. 4.875% 2027[1]	15,171	15,834
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	26,747	27,763
LABL Escrow Issuer, LLC 6.75% 2026[1]	10,725	11,275
LABL Escrow Issuer, LLC 10.50% 2027[1]	14,080	15,194
LSC Communications, Inc. 8.75% 2023[1,5,7,8]	114,646	2,648
LSC Communications, Inc., Term Loan B, (USD Prime Rate + 4.50%) 7.75% 2022[2,3,5,7,8]	8,059	186
MasTec, Inc. 4.50% 2028[1]	19,860	20,754
Meritor, Inc. 6.25% 2025[1]	6,000	6,315
Meritor, Inc. 4.50% 2028[1]	6,075	6,098

14	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Mueller Water Products, Inc. 4.00% 2029[1]	$5,115	$5,301
NESCO Holdings II, Inc. 5.50% 2029[1]	5,345	5,551
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[1]	4,375	4,545
Nielsen Finance LLC and Nielsen Finance Co. 5.875% 2030[1]	22,475	23,691
Park River Holdings, Inc. 5.625% 2029[1]	17,205	16,693
PGT Innovations, Inc. 4.375% 2029[1]	16,535	16,680
Pitney Bowes, Inc. 6.875% 2027[1]	11,500	12,120
PM General Purchaser LLC 9.50% 2028[1]	12,725	13,454
Prime Security Services Borrower, LLC 3.375% 2027[1]	8,100	7,781
Prime Security Services Borrower, LLC 6.25% 2028[1]	11,833	12,249
R.R. Donnelley & Sons Co. 6.125% 2026[1]	19,625	20,484
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 5.084% 2024[2,3]	1,636	1,639
Rexnord Corp. 4.875% 2025[1]	22,992	23,553
Roller Bearing Company of America, Inc. 4.375% 2029[1]	9,560	9,811
Rolls-Royce PLC 5.75% 2027[1]	9,870	10,919
Sensata Technologies Holding BV 4.00% 2029[1]	3,225	3,287
Sensata Technologies, Inc. 3.75% 2031[1]	8,800	8,871
SkyMiles IP, Ltd. 4.75% 2028[1]	35,310	39,392
SRS Distribution, Inc. 4.625% 2028[1]	10,080	10,296
SRS Distribution, Inc. 6.125% 2029[1]	6,605	6,811
Stericycle, Inc. 5.375% 2024[1]	20,884	21,443
Stericycle, Inc. 3.875% 2029[1]	4,785	4,820
The Brink’s Co. 4.625% 2027[1]	10,371	10,789
Titan International, Inc. 7.00% 2028[1]	11,500	12,132
TransDigm, Inc. 6.25% 2026[1]	27,470	28,672
TransDigm, Inc. 6.375% 2026	800	826
TransDigm, Inc. 5.50% 2027	14,295	14,707
TransDigm, Inc. 7.50% 2027	770	808
TransDigm, Inc. 4.625% 2029	14,121	14,121
TransDigm, Inc. 4.875% 2029	6,480	6,503
Triumph Group, Inc. 6.25% 2024[1]	26,080	26,106
Triumph Group, Inc. 8.875% 2024[1]	6,242	6,874
Triumph Group, Inc. 7.75% 2025[1]	3,865	3,828
Uber Technologies, Inc. 8.00% 2026[1]	8,710	9,216
United Airlines Holdings, Inc. 6.50% 2027[1]	77,040	83,874
United Airlines, Inc. 4.375% 2026[1]	4,385	4,506
United Airlines, Inc. 4.625% 2029[1]	24,540	25,392
United Rentals, Inc. 5.25% 2030	5,484	6,012
United Rentals, Inc. 3.875% 2031	9,450	9,698
United Rentals, Inc. 3.75% 2032	8,360	8,465
Vertical Holdco GMBH 7.625% 2028[1]	6,344	6,788
Vertical U.S. Newco, Inc. 5.25% 2027[1]	28,440	29,840
WESCO Distribution, Inc. 7.125% 2025[1]	20,750	22,169
WESCO Distribution, Inc. 7.25% 2028[1]	12,400	13,748
Western Global Airlines LLC 10.375% 2025[1]	6,870	7,705
XPO Logistics, Inc. 6.25% 2025[1]	6,500	6,869
		1,643,981

Financials 6.52%
Advisor Group Holdings, LLC 6.25% 2028[1]	30,458	31,987
AG Merger Sub II, Inc. 10.75% 2027[1]	76,190	84,311
Alliant Holdings Intermediate, LLC 6.75% 2027[1]	27,805	28,815
Ally Financial, Inc. 8.00% 2031	13,941	20,125
Ally Financial, Inc. 8.00% 2031	1,122	1,595
AmWINS Group, Inc. 4.875% 2029[1]	13,275	13,478
Apollo Commercial Real Estate Finance, Inc. 4.625% 2029[1]	6,160	5,983
Aretec Escrow Issuer, Inc. 7.50% 2029[1]	45,450	46,882
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[2,3]	22,600	22,657
AssuredPartners, Inc. 7.00% 2025[1]	226	230
AssuredPartners, Inc. 8.00% 2027[1]	10,909	11,526
AssuredPartners, Inc. 5.625% 2029[1]	6,395	6,444
Blackstone Private Credit Fund 1.75% 2024[1]	10,500	10,490
Blackstone Private Credit Fund 2.625% 2026[1]	10,500	10,472
BroadStreet Partners, Inc. 5.875% 2029[1]	9,950	9,926
Cobra AcquisitionCo LLC 6.375% 2029[1]	8,800	8,800
Coinbase Global, Inc. 3.375% 2028[1]	37,149	35,740
Coinbase Global, Inc. 3.625% 2031[1]	27,475	26,153

American High-Income Trust	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Compass Diversified Holdings 5.25% 2029[1]	$73,780	$77,285
Credit Acceptance Corp. 5.125% 2024[1]	9,190	9,477
Credit Suisse Group AG 7.50% junior subordinated perpetual bonds (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 4.60% on 7/17/2023)[1,4]	2,295	2,460
Freedom Mortgage Corp. 7.625% 2026[1]	10,900	11,119
FS Energy and Power Fund 7.50% 2023[1]	82,821	86,033
Hightower Holding, LLC 6.75% 2029[1]	11,255	11,550
Huarong Finance 2017 Co., Ltd. 4.75% 2027	2,000	1,890
HUB International, Ltd. 7.00% 2026[1]	29,178	30,199
Icahn Enterprises Finance Corp. 5.25% 2027	5,503	5,716
Icahn Enterprises Finance Corp. 4.375% 2029	9,175	9,175
Ladder Capital Corp. 4.25% 2027[1]	31,286	31,012
LD Holdings Group LLC 6.125% 2028[1]	5,393	5,091
LFS Topco LLC 5.875% 2026[1]	8,765	9,039
LPL Holdings, Inc. 4.625% 2027[1]	18,198	18,903
LPL Holdings, Inc. 4.00% 2029[1]	21,390	21,998
LPL Holdings, Inc. 4.375% 2031[1]	20,400	21,326
MGIC Investment Corp. 5.25% 2028	7,625	8,146
MidCap Financial Issuer Trust 6.50% 2028[1]	13,250	13,858
MidCap Financial Issuer Trust 5.625% 2030[1]	5,125	5,083
Mozart Debt Merger Sub Inc. 3.875% 2029[1]	21,020	21,020
Mozart Debt Merger Sub Inc. 5.25% 2029[1]	44,405	44,405
MSCI, Inc. 4.00% 2029[1]	15,793	16,740
MSCI, Inc. 3.625% 2030[1]	3,759	3,891
MSCI, Inc. 3.625% 2031[1]	28,050	29,225
MSCI, Inc. 3.875% 2031[1]	27,015	28,366
MSCI, Inc. 3.25% 2033[1]	24,585	24,897
National Financial Partners Corp. 6.875% 2028[1]	14,489	14,814
Navient Corp. 6.50% 2022	1,444	1,493
Navient Corp. 5.50% 2023	52,766	55,206
Navient Corp. 7.25% 2023	2,700	2,948
Navient Corp. 5.875% 2024	31,315	33,468
Navient Corp. 6.125% 2024	23,168	24,836
Navient Corp. 6.75% 2025	5,000	5,469
Navient Corp. 6.75% 2026	5,210	5,756
Navient Corp. 5.00% 2027	53,762	55,442
Navient Corp. 4.875% 2028	5,570	5,622
Navient Corp. 5.625% 2033	32,712	31,172
NFP Corp. 4.875% 2028[1]	10,000	10,183
OneMain Holdings, Inc. 7.125% 2026	24,220	28,095
Owl Rock Capital Corp. 4.625% 2024[1]	9,835	10,539
Owl Rock Capital Corp. 3.75% 2025	12,093	12,724
Owl Rock Capital Corp. 4.00% 2025	449	475
Owl Rock Capital Corp. 3.375% 2026	5,685	5,924
Owl Rock Core Income Corp. 3.125% 2026[1]	10,500	10,377
PRA Group, Inc. 5.00% 2029[1]	8,775	8,797
Quicken Loans, LLC 3.625% 2029[1]	6,605	6,688
Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[1]	9,410	9,207
Springleaf Finance Corp. 6.125% 2024	3,700	3,958
Springleaf Finance Corp. 6.625% 2028	4,960	5,710
Springleaf Finance Corp. 5.375% 2029	6,627	7,191
Starwood Property Trust, Inc. 5.00% 2021	4,682	4,694
Starwood Property Trust, Inc. 5.50% 2023[1]	7,195	7,556
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 1.50%) 7.25% PIK and 2.50% Cash 2025[2,3,6]	12,274	12,742
		1,304,604

Information technology 4.14%
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 4.50% 2024[2,3]	3,883	3,856
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[2,3]	67,794	68,321
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.25% 2025[2,3]	17,170	17,445
Avaya, Inc. 6.125% 2028[1]	7,090	7,464
Black Knight, Inc. 3.625% 2028[1]	21,350	21,483
BMC Software, Inc. 7.125% 2025[1]	6,940	7,416
BMC Software, Inc. 9.125% 2026[1]	4,290	4,510
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[2,3]	31,750	32,137
Booz Allen Hamilton, Inc. 3.875% 2028[1]	27,858	28,593

16	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Booz Allen Hamilton, Inc. 4.00% 2029[1]	$17,503	$17,962
CommScope Finance LLC 6.00% 2026[1]	380	395
Dell International LLC / EMC Corp. 8.10% 2036	7,925	12,037
Dell International LLC / EMC Corp. 8.35% 2046	9,017	14,652
Dell, Inc. 6.50% 2038	2,600	3,418
Dell, Inc. 5.40% 2040	750	893
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.875% 2023[2,3]	5,195	5,177
Diebold Nixdorf, Inc. 9.375% 2025[1]	86,900	95,210
Diebold, Inc. 8.50% 2024	24,505	25,068
Elastic NV 4.125% 2029[1]	6,750	6,792
Gartner, Inc. 4.50% 2028[1]	29,880	31,411
Gartner, Inc. 3.75% 2030[1]	9,025	9,300
Imola Merger Corp. 4.75% 2029[1]	5,000	5,179
J2 Global, Inc. 4.625% 2030[1]	5,390	5,734
Match Group Holdings II, LLC 3.625% 2031[1]	6,025	5,961
MicroStrategy, Inc. 6.125% 2028[1]	11,850	11,985
MoneyGram International, Inc. 5.375% 2026[1]	27,000	27,439
NCR Corp. 5.125% 2029[1]	52,150	53,845
Oracle Corp. 3.95% 2051	7,985	8,437
PTC, Inc. 3.625% 2025[1]	216	220
Rocket Software, Inc. 6.50% 2029[1]	27,250	27,015
Sabre GLBL, Inc. 7.375% 2025[1]	1,950	2,081
Sabre Holdings Corp. 9.25% 2025[1]	7,154	8,278
Solera Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 4.50% 2028[2,3]	11,150	11,188
Square, Inc. 2.75% 2026[1]	41,825	42,450
Square, Inc. 3.50% 2031[1]	26,860	27,585
Synaptics, Inc. 4.00% 2029[1]	5,225	5,352
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.00% 2026[2,3]	3,317	3,327
Ultimate Software Group, Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 7.50% 2027[2,3]	33,050	33,697
Unisys Corp. 6.875% 2027[1]	32,965	36,058
VeriSign, Inc. 5.25% 2025	3,068	3,491
Veritas Holdings, Ltd. 7.50% 2025[1]	47,350	49,303
Viavi Solutions, Inc. 3.75% 2029[1]	11,634	11,674
Virtusa Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.50% 2028[2,3]	948	951
Xerox Corp. 5.00% 2025[1]	12,575	13,229
Xerox Corp. 5.50% 2028[1]	18,505	19,181
		827,200

Consumer staples 3.58%
Albertsons Companies, Inc. 3.50% 2023[1]	10,207	10,451
Albertsons Companies, Inc. 4.625% 2027[1]	650	683
Albertsons Companies, Inc. 3.50% 2029[1]	44,752	44,717
Albertsons Companies, Inc. 4.875% 2030[1]	5,915	6,381
B&G Foods, Inc. 5.25% 2025	18,557	19,023
B&G Foods, Inc. 5.25% 2027	25,411	26,539
CD&R Smokey Buyer, Inc. 6.75% 2025[1]	5,070	5,370
Central Garden & Pet Co. 4.125% 2030	12,556	12,854
Central Garden & Pet Co. 4.125% 2031[1]	16,105	16,375
Coty, Inc. 5.00% 2026[1]	11,000	11,251
Coty, Inc. 6.50% 2026[1]	7,980	8,187
Darling Ingredients, Inc. 5.25% 2027[1]	7,931	8,262
Edgewell Personal Care Co. 5.50% 2028[1]	4,775	5,049
Energizer Holdings, Inc. 4.375% 2029[1]	9,560	9,500
Fresh Market, Inc. 9.75% 2023[1]	2,300	2,372
Ingles Markets, Inc. 4.00% 2031[1]	16,150	16,378
JBS Luxembourg SARL 3.625% 2032[1]	7,635	7,788
Kraft Heinz Company 3.00% 2026	9,128	9,620
Kraft Heinz Company 3.875% 2027	17,995	19,659
Kraft Heinz Company 3.75% 2030	2,285	2,491
Kraft Heinz Company 4.25% 2031	16,793	18,996
Kraft Heinz Company 4.625% 2039	2,950	3,445
Kraft Heinz Company 5.00% 2042	15,840	19,459
Kraft Heinz Company 5.20% 2045	6,760	8,481
Kraft Heinz Company 4.375% 2046	36,729	41,866
Kraft Heinz Company 4.875% 2049	27,604	33,661
Kraft Heinz Company 5.50% 2050	25,730	34,010
Kronos Acquisition Holdings, Inc. 5.00% 2026[1]	25,495	25,495

American High-Income Trust	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Kronos Acquisition Holdings, Inc. 7.00% 2027[1]	$54,470	$52,283
Lamb Weston Holdings, Inc. 4.625% 2024[1]	7,754	7,896
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 4.50% 2026[2,3]	23,617	23,708
Performance Food Group, Inc. 4.25% 2029[1]	6,435	6,459
Post Holdings, Inc. 5.625% 2028[1]	15,185	15,972
Post Holdings, Inc. 5.50% 2029[1]	14,799	15,707
Post Holdings, Inc. 4.625% 2030[1]	51,415	51,877
Post Holdings, Inc. 4.50% 2031[1]	24,475	24,215
Prestige Brands International, Inc. 5.125% 2028[1]	11,533	12,049
Prestige Brands International, Inc. 3.75% 2031[1]	14,440	13,953
Simmons Foods, Inc. 4.625% 2029[1]	19,185	19,354
Spectrum Brands, Inc. 5.75% 2025	3,272	3,358
TreeHouse Foods, Inc. 4.00% 2028	1,540	1,509
Triton Water Holdings, Inc. 6.25% 2029[1]	6,185	6,293
United Natural Foods, Inc. 6.75% 2028[1]	30,145	32,670
		715,666

Real estate 3.19%
Brookfield Property REIT, Inc. 5.75% 2026[1]	56,632	58,897
Diversified Healthcare Trust 4.75% 2024	4,950	5,107
Diversified Healthcare Trust 9.75% 2025	6,800	7,446
Diversified Healthcare Trust 4.75% 2028	3,315	3,332
Diversified Healthcare Trust 4.375% 2031	13,730	13,297
HAT Holdings I LLC / HAT Holdings II LLC 3.375% 2026[1]	10,125	10,290
Hospitality Properties Trust 7.50% 2025	4,209	4,727
Howard Hughes Corp. 5.375% 2028[1]	30,983	32,687
Howard Hughes Corp. 4.125% 2029[1]	32,238	32,319
Howard Hughes Corp. 4.375% 2031[1]	51,912	52,284
Iron Mountain, Inc. 4.875% 2027[1]	36,285	37,716
Iron Mountain, Inc. 5.00% 2028[1]	6,202	6,472
Iron Mountain, Inc. 5.25% 2028[1]	26,460	27,684
Iron Mountain, Inc. 5.25% 2030[1]	52,125	55,382
Iron Mountain, Inc. 4.50% 2031[1]	19,090	19,387
Kennedy-Wilson Holdings, Inc. 4.75% 2029	49,565	50,494
Kennedy-Wilson Holdings, Inc. 4.75% 2030	45,173	45,918
Kennedy-Wilson Holdings, Inc. 5.00% 2031	45,755	46,842
Ladder Capital Corp. 5.25% 2025[1]	14,319	14,516
Ladder Capital Corp. 4.75% 2029[1]	2,015	2,003
Medical Properties Trust, Inc. 5.00% 2027	19,172	20,226
Medical Properties Trust, Inc. 3.50% 2031	4,187	4,276
Park Intermediate Holdings LLC 4.875% 2029[1]	26,345	27,148
Realogy Corp. 9.375% 2027[1]	9,835	10,819
Realogy Corp. 5.75% 2029[1]	14,475	15,034
Realogy Group LLC 7.625% 2025[1]	3,645	3,897
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[1]	10,430	10,465
RLJ Lodging Trust, LP 4.00% 2029[1]	14,905	14,900
Service Properties Trust 5.50% 2027	2,300	2,453
WeWork Companies, Inc. 7.875% 2025[1]	2,400	2,442
		638,460

Utilities 3.18%
AES Corp. 3.30% 2025[1]	12,600	13,401
Alfa Desarrollo SpA 4.55% 2051[1]	5,485	5,357
AmeriGas Partners LP 5.75% 2027	5,878	6,649
Calpine Corp. 5.25% 2026[1]	2,135	2,199
Calpine Corp. 4.50% 2028[1]	4,000	4,085
Calpine Corp. 5.125% 2028[1]	8,282	8,398
Calpine Corp. 3.75% 2031[1]	5,550	5,349
Calpine Corp. 5.00% 2031[1]	15,000	15,019
DPL, Inc. 4.125% 2025	12,465	13,353
DPL, Inc. 4.35% 2029	5,850	6,371
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[4]	18,225	21,701
Enfragen Energia Sur SA 5.375% 2030[1]	9,700	9,533
FirstEnergy Corp. 4.40% 2027[4]	550	604
FirstEnergy Corp. 2.25% 2030	21,125	20,422
FirstEnergy Corp. 2.65% 2030	6,754	6,737
FirstEnergy Corp. 7.375% 2031	17,026	23,301

18	American High-Income Trust

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
FirstEnergy Corp. 5.60% 2047[4]	$6,825	$8,337
FirstEnergy Corp. 3.40% 2050	31,544	30,404
FirstEnergy Transmission LLC 2.866% 2028[1]	12,350	12,902
FirstEnergy Transmission LLC 4.55% 2049[1]	2,000	2,347
Instituto Costarricense de Electricidad 6.75% 2031[1]	5,740	5,689
Inversiones Latin America Power 5.125% 2033[1]	6,530	6,425
NextEra Energy Partners LP 4.25% 2024[1]	3,163	3,353
NextEra Energy Partners LP 3.875% 2026[1]	2,373	2,528
NGL Energy Partners LP 7.50% 2026	20,525	18,402
NRG Energy, Inc. 3.625% 2031[1]	18,625	18,318
Pacific Gas and Electric Co. 3.75% 2028	6,000	6,282
Pacific Gas and Electric Co. 4.55% 2030	12,203	13,204
Pacific Gas and Electric Co. 2.50% 2031	2,000	1,905
Pacific Gas and Electric Co. 3.25% 2031	3,500	3,492
Pacific Gas and Electric Co. 3.30% 2040	4,540	4,196
Pacific Gas and Electric Co. 3.50% 2050	8,040	7,328
Pacific Gas and Electric Co. 4.95% 2050	6,675	7,114
PG&E Corp. 5.00% 2028	59,200	60,384
PG&E Corp. 5.25% 2030	61,660	63,201
PG&E Corp., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2025[2,3]	4,791	4,713
Talen Energy Corp. 6.50% 2025	4,025	2,009
Talen Energy Corp. 10.50% 2026[1]	67,632	37,309
Talen Energy Corp. 7.25% 2027[1]	70,777	66,891
Talen Energy Corp. 6.625% 2028[1]	1,819	1,690
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 3.834% 2026[2,3]	500	462
Talen Energy Supply, LLC 7.625% 2028[1]	25,950	24,373
Venture Global Calcasieu Pass, LLC 3.875% 2029[1]	41,820	43,129
Vistra Operations Co. LLC 3.55% 2024[1]	5,769	6,070
Vistra Operations Co. LLC 4.375% 2029[1]	11,650	11,736
		636,672

Total corporate bonds, notes & loans		17,670,788

U.S. Treasury bonds & notes 0.37%
U.S. Treasury 0.28%
U.S. Treasury 2.625% 2021[9]	55,000	55,294

U.S. Treasury inflation-protected securities 0.09%
U.S. Treasury Inflation-Protected Security 0.125% 2051[9,10]	16,775	18,375

Total U.S. Treasury bonds & notes		73,669

Asset-backed obligations 0.06%
Aesop Funding LLC, Series 2019-2A, Class D, 3.04% 2025[1,11]	5,000	5,017
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class C, 6.50% 2041[1,11]	6,781	6,730
		11,747

Total bonds, notes & other debt instruments (cost: $17,482,746,000)		17,756,204

Convertible bonds & notes 0.30%
Communication services 0.22%
DISH DBS Corp., convertible notes, 3.375% 2026	42,635	44,426

Consumer discretionary 0.05%
NCL Corp., Ltd., convertible notes, 5.375% 2025	2,530	4,331
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 2023	3,350	4,724
		9,055

Industrials 0.02%
American Airlines Group, Inc., convertible notes, 6.50% 2025	3,200	4,906

American High-Income Trust	19

Convertible bonds & notes (continued)	Principal amount (000)	Value (000)
Energy 0.01%
Mesquite Energy, Inc., convertible notes, 15.19% PIK 2023[1,6,7,8]	$2,277	$2,277

Total convertible bonds & notes (cost: $55,236,000)		60,664

Convertible stocks 0.18%	Shares
Financials 0.15%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]	26,724	30,286

Utilities 0.03%
PG&E Corp., convertible preferred units, 5.50% 2023	57,000	5,449

Total convertible stocks (cost: $30,896,000)		35,735

Common stocks 4.75%
Energy 1.87%
Chesapeake Energy Corp.	1,815,212	111,799
Oasis Petroleum, Inc.	920,017	91,468
Denbury, Inc.[12]	704,183	49,469
Extraction Oil & Gas, Inc.[12]	860,097	48,552
Diamond Offshore Drilling, Inc.[12]	3,120,572	18,489
Diamond Offshore Drilling, Inc.[1,7,12]	1,092,958	6,152
Weatherford International[12]	1,025,926	20,180
Ascent Resources - Utica LLC, Class A7,8,12,13	90,532,504	11,769
California Resources Corp.[12]	183,103	7,507
Tapstone Energy, LLC[1,7,8,12,14]	498,479	4,970
McDermott International, Ltd.[12]	3,921,721	1,961
McDermott International, Ltd.[1,12,13]	1,745,604	873
Southwestern Energy Co.[12]	229,524	1,272
Mesquite Energy, Inc.[7,8,12]	109,992	660
Petroplus Holdings AG7,8,12	3,360,000	—	[15]
		375,121

Health care 1.03%
Rotech Healthcare, Inc.[7,8,12,13,14]	1,916,276	206,958

Industrials 0.63%
New AMI I, LLC[7,8,12,14]	13,950,408	125,135

Consumer discretionary 0.34%
MYT Holding Co., Class B7,12,14	7,468,376	39,209
NMG Parent LLC[12]	214,462	29,489
		68,698

Communication services 0.30%
Frontier Communications Parent, Inc.[12]	1,500,000	41,805
iHeartMedia, Inc., Class A12	378,645	9,474
Cumulus Media, Inc., Class A12	561,642	6,880
Clear Channel Outdoor Holdings, Inc.[12]	890,868	2,414
		60,573

Materials 0.30%
Hexion Holdings Corp., Class B12	2,703,813	59,484

Financials 0.16%
Jonah Energy Parent LLC[7,8,12,14]	747,471	16,070
Navient Corp.	775,000	15,291
		31,361

Information technology 0.09%
MoneyGram International, Inc.[12]	1,310,886	10,513
Diebold Nixdorf, Inc.[12]	685,000	6,926
		17,439

20	American High-Income Trust

Common stocks (continued)	Shares	Value (000)
Utilities 0.03%
Vistra Corp.	301,892	$5,162

Total common stocks (cost: $713,637,000)		949,931

Preferred securities 0.16%
Consumer discretionary 0.11%
MYT Holdings LLC, Series A, preferred shares, 10.00% 2029	19,884,070	21,032

Industrials 0.05%
ACR III LSC Holdings LLC, Series B, preferred shares[1,7,8,12]	13,566	9,544

Financials 0.00%
Ladenburg Thalmann Financial Services, Inc., noncumulative preferred shares	80,000	840

Energy 0.00%
McDermott International, Inc., 8.00% cumulative preferred shares[7,8,12]	1,130	57

Total preferred securities (cost: $33,872,000)		31,473

Rights & warrants 0.16%
Energy 0.11%
Chesapeake Energy Corp., Class B, warrants, expire 2026[12]	338,114	10,776
Chesapeake Energy Corp., Class A, warrants, expire 2026[12]	204,158	7,393
Chesapeake Energy Corp., Class C, warrants, expire 2026[12]	143,513	4,196
California Resources Corp., warrants, expire 2024[12]	16,108	193
Denbury, Inc., Series B, warrants, expire 2023[1,12]	155	6
McDermott International, Inc., warrants, expire 2027[7,8,12]	845,563	—	[15]
Sable Permian Resources, LLC, Class A, warrants, expire 2024[7,8,12]	42,744	—	[15]
		22,564

Consumer discretionary 0.05%
NMG Parent LLC, warrants, expire 2027[7,12]	407,047	9,436

Utilities 0.00%
Vistra Energy Corp., rights[1,7,8,12]	2,202	—	[15]

Total rights & warrants (cost: $44,881,000)		32,000

Short-term securities 5.70%
Money market investments 5.70%
Capital Group Central Cash Fund 0.06%[14,16]	11,405,903	1,140,704

Total short-term securities (cost: $1,140,864,000)		1,140,704
Total investment securities 100.03% (cost: $19,502,132,000)		20,006,711
Other assets less liabilities (0.03)%		(6,696)

Net assets 100.00%		$20,000,015

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [17]	Value at 9/30/2021 (000) [18]	Unrealized (depreciation) appreciation at 9/30/2021 (000)
2 Year U.S. Treasury Note Futures	Long	3,306	December 2021	$661,200	$727,501	$(403)
5 Year U.S. Treasury Note Futures	Short	369	December 2021	(36,900)	(45,292)	223
10 Year Ultra U.S. Treasury Note Futures	Short	41	December 2021	(4,100)	(5,955)	96

American High-Income Trust	21

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [17]	Value at 9/30/2021 (000) [18]	Unrealized (depreciation) appreciation at 9/30/2021 (000)
10 Year U.S. Treasury Note Futures	Short	3,706	December 2021	(370,600)	$(487,744)	$5,464
30 Year Ultra U.S. Treasury Bond Futures	Short	55	December 2021	(5,500)	(10,509)	366
						$5,746

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2021 (000)	Upfront premium received (000)	Unrealized appreciation at 9/30/2021 (000)
CDX.NA.HY.36	5.00%/Quarterly	6/20/2026	$162,577	$(14,818)	$(15,569)	$751
CDX.NA.HY.37	5.00%/Quarterly	12/20/2026	210,198	(19,325)	(19,458)	133
					$(35,027)	$884

Investments in affiliates14

	Value of affiliates at 10/1/2020 (000)	Additions (000)		Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2021 (000)	Interest or dividend income (000)
Bonds, notes & other debt instruments 0.00%
Energy 0.00%
Oasis Petroleum, Inc. 6.375% 2026[1,19]	$—	$17,173		$1,968		$43	$626	$—	$297
Health care 0.00%
Concordia International Corp. 8.00% 2024[19]	3,202	—		3,316		(62)	176	—	72
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2024[3,19]	873	—		896		(45)	68	—	32
								—
Total bonds, notes & other debt instruments								—
Common stocks 1.96%
Energy 0.02%
Tapstone Energy, LLC[1,7,8,12]	5	—		—		—	4,965	4,970	—
Ascent Resources - Utica LLC, Class A7,8,12,13,19	19,012	—		—		—	(7,243)	—	—
Oasis Petroleum, Inc.[19]	—	70,539		60,182		49,656	31,455	—	6,791
Tribune Resources, LLC[7,12,19]	5,425	—		5,124		(28,461)	28,160	—	—
								4,970
Health care 1.03%
Rotech Healthcare, Inc.[7,8,12,13]	111,144	—		—		—	95,814	206,958	—
Advanz Pharma Corp., Ltd.[12,19]	13,484	—		46,225		(11,465)	44,206	—	—
								206,958
Industrials 0.63%
New AMI I, LLC[7,8,12,20]	84,679	—	[15]	—		—	40,456	125,135	—
Consumer discretionary 0.20%
MYT Holding Co., Class B7,12	7,069	26		—	[15]	— [15]	32,114	39,209	—
Materials 0.00%
Hexion Holdings Corp., Class B12,19	30,095	1,898		8,025		4,007	31,509	—	—

22	American High-Income Trust

Investments in affiliates14 (continued)

	Value of affiliates at 10/1/2020 (000)		Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2021 (000)	Interest or dividend income (000)
Financials 0.08%
Jonah Energy Parent LLC[7,8,12]	$—		$10,145	$—		$—	$5,925	$16,070	$—
Total common stocks								392,342
Rights & warrants 0.00%
Energy 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[7,12,19]	—	[15]	—	—	[15]	(264)	264	—	—
Tribune Resources, LLC, Class B, warrants, expire 2023[7,12,19]	—	[15]	—	—	[15]	(16)	16	—	—
Tribune Resources, LLC, Class C, warrants, expire 2023[7,12,19]	—	[15]	—	—	[15]	(28)	28	—	—
								—
Short-term securities 5.71%
Money market investments 5.71%
Capital Group Central Cash Fund 0.06%[16]	617,276		5,532,702	5,009,275		(10)	11	1,140,704	634
Total 7.67%						$13,355	$308,550	$1,533,046	$7,826

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $12,302,284,000, which represented 61.51% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $620,438,000, which represented 3.10% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Step bond; coupon rate may change at a later date.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $526,040,000, which represented 2.63% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $29,442,000, which represented .15% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[12]	Security did not produce income during the last 12 months.
[13]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[14]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 9/30/2021.
[17]	Notional amount is calculated based on the number of contracts and notional contract size.
[18]	Value is calculated based on the notional amount and current market price.
[19]	Unaffiliated issuer at 9/30/2021.
[20]	This security changed its name during the reporting period.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.	9/26/2013	$41,128	$206,958	1.03%
Ascent Resources - Utica LLC, Class A	4/25/2016-11/15/2016	4,340	11,769.06
McDermott International, Ltd.	4/4/2018-12/31/2020	7,967	873.00
Total private placement securities		$53,435	$219,600	1.09%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

American High-Income Trust	23

Financial statements

Statement of assets and liabilities
at September 30, 2021	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $18,218,215)	$18,473,665
Affiliated issuers (cost: $1,283,917)	1,533,046	$20,006,711
Cash		75,987
Receivables for:
Sales of investments	108,346
Sales of fund’s shares	22,472
Dividends and interest	256,849
Variation margin on futures contracts	138
Variation margin on swap contracts	953
Unrealized appreciation on unfunded commitments	24
Other	127	388,909
		20,471,607
Liabilities:
Payables for:
Purchases of investments	433,220
Repurchases of fund’s shares	26,539
Dividends on fund’s shares	2,549
Investment advisory services	4,111
Services provided by related parties	4,121
Trustees’ deferred compensation	351
Variation margin on futures contracts	560
Variation margin on swap contracts	73
Other	68	471,592
Net assets at September 30, 2021		$20,000,015

Net assets consist of:
Capital paid in on shares of beneficial interest		$21,273,346
Total accumulated loss		(1,273,331)
Net assets at September 30, 2021		$20,000,015

See notes to financial statements.

24	American High-Income Trust

Financial statements (continued)

Statement of assets and liabilities
at September 30, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,895,985 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$11,599,924	1,099,663	$10.55
Class C	326,357	30,938	10.55
Class T	10	1	10.55
Class F-1	414,623	39,306	10.55
Class F-2	1,888,369	179,016	10.55
Class F-3	1,205,736	114,303	10.55
Class 529-A	358,129	33,950	10.55
Class 529-C	16,030	1,520	10.55
Class 529-E	14,100	1,337	10.55
Class 529-T	13	1	10.55
Class 529-F-1	11	1	10.55
Class 529-F-2	37,466	3,552	10.55
Class 529-F-3	11	1	10.55
Class R-1	14,388	1,364	10.55
Class R-2	134,891	12,788	10.55
Class R-2E	7,650	725	10.55
Class R-3	166,749	15,808	10.55
Class R-4	135,416	12,837	10.55
Class R-5E	15,075	1,429	10.55
Class R-5	83,739	7,938	10.55
Class R-6	3,581,328	339,507	10.55

See notes to financial statements.

American High-Income Trust	25

Financial statements (continued)

Statement of operations
for the year ended September 30, 2021	(dollars in thousands)

Investment income:
Income:
Interest (includes $401 from affiliates)	$968,299
Dividends (includes $7,425 from affiliates)	17,936	$986,235
Fees and expenses*:
Investment advisory services	48,300
Distribution services	36,368
Transfer agent services	18,338
Administrative services	5,579
Reports to shareholders	718
Registration statement and prospectus	639
Trustees’ compensation	140
Auditing and legal	215
Custodian	14
Other	519
Total fees and expenses before reimbursement	110,830
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		110,830
Net investment income		875,405

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	397,182
Affiliated issuers	13,355
Futures contracts	2,497
Swap contracts	(50,080)
Currency transactions	86	363,040
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	997,366
Affiliated issuers	308,550
Futures contracts	5,746
Swap contracts	(340)
Currency translations	1	1,311,323
Net realized gain and unrealized appreciation		1,674,363
Net increase in net assets resulting from operations		$2,549,768

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

26	American High-Income Trust

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2021	2020
Operations:
Net investment income	$875,405	$997,478
Net realized gain (loss)	363,040	(599,483)
Net unrealized appreciation	1,311,323	40,622
Net increase in net assets resulting from operations	2,549,768	438,617

Distributions paid or accrued to shareholders	(925,224)	(986,583)

Net capital share transactions	1,630,014	824,011

Total increase in net assets	3,254,558	276,045

Net assets:
Beginning of year	16,745,457	16,469,412
End of year	$20,000,015	$16,745,457

See notes to financial statements.

American High-Income Trust	27

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

28	American High-Income Trust

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

American High-Income Trust	29

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of September 30, 2021 (dollars in thousands):

30	American High-Income Trust

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$17,576,985	$93,803		$17,670,788
U.S. Treasury bonds & notes	—	73,669	—		73,669
Asset-backed obligations	—	11,747	—		11,747
Convertible bonds & notes	—	58,387	2,277		60,664
Convertible stocks	5,449	30,286	—		35,735
Common stocks	494,031	90,338	365,562		949,931
Preferred securities	840	21,032	9,601		31,473
Rights & warrants	22,564	9,436	—	[1]	32,000
Short-term securities	1,140,704	—	—		1,140,704
Total	$1,663,588	$17,871,880	$471,243		$20,006,711

	Other investments[2]
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on futures contracts	$6,149	$—	$—		$6,149
Unrealized appreciation on credit default swaps	—	884	—		884
Liabilities:
Unrealized depreciation on futures contracts	(403)	—	—		(403)
Total	$5,746	$884	$—		$6,630

[1]	Amount less than one thousand.
[2]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2021 (dollars in thousands):

	Beginning value at 10/1/2020	Transfers into Level 3[3]	Purchases	Sales	Net realized loss[4]	Unrealized appreciation[4]	Transfers out of Level 3[3]	Ending value at 9/30/2021
Investment securities	$336,162	$23,813	$216,134	$(130,623)	$(52,073)	$97,783	$(19,953)	$471,243
Net unrealized appreciation during the year on Level 3 investment securities held at September 30, 2021								$28,389

[3]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[4]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the fund’s statement of operations.

American High-Income Trust	31

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 9/30/2021		Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]
Bonds, notes & other debt instruments	$93,803		Estimated recovery value	Expected sale proceeds	N/A	N/A	N/A
				Vendor price	N/A	N/A	N/A
				Par value	N/A	N/A	N/A
				Risk discount	10% - 50%	40%	Decrease
			Yield analysis	YTM risk premium	200 bps	200 bps	Decrease
Convertible bonds & notes	2,277		Transaction price	N/A	N/A	N/A	N/A
Common stocks	365,562		Liquidation value	N/A	N/A	N/A	N/A
			Estimated recovery value	Exchange terms	N/A	N/A	N/A
				Par value	N/A	N/A	N/A
				Risk discount	90%	90%	Decrease
				Adjustment based on market decline	20%	20%	Decrease
			Market comparable companies	EV/EBITDA multiple	2.0x - 5.1x	3.2x	Increase
				EV/EBITDA less CapEx multiple	9.8x - 13.5x	12.1x	Increase
				Discount to EV/EBITDA less CapEx multiple	20%	20%	Decrease
				DLOM	16% - 21%	17%	Decrease
Preferred securities	9,601		Estimated recovery value	Par value	N/A	N/A	N/A
				Risk discount	95%	95%	Decrease
			Market comparable companies	EV/EBITDA multiple	3.5x	3.5x	Increase
				DLOM	30%	30%	Decrease
Rights & warrants	—	[3]	Estimated recovery value	N/A	N/A	N/A	N/A
Total	$471,243

[1]	Weighted average is by relative fair value.
[2]	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
[3]	Amount less than one thousand.

Key to abbreviations

CapEx = Capital expenditure

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

YTM = Yield to maturity

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

32	American High-Income Trust

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

American High-Income Trust	33

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of September 30, 2021, the fund’s maximum exposure of unfunded bond commitments was $6,478,800, which would represent .03% of the net assets of the fund should such commitments become due. Unrealized appreciation of $24,000 is disclosed as a receivable for unrealized appreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $989,245,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

34	American High-Income Trust

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $668,281,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of, or for the year ended, September 30, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$6,149	Unrealized depreciation*	$403
Swap	Credit	Unrealized appreciation*	884	Unrealized depreciation*	—
			$7,033		$403

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$2,497	Net unrealized appreciation on futures contracts	$5,746
Swap	Credit	Net realized loss on swap contracts	(50,080)	Net unrealized depreciation on swap contracts	(340)
			$(47,583)		$5,406

*	Includes cumulative appreciation/depreciation on futures contracts and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts and credit default swaps. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

American High-Income Trust	35

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2021, the fund reclassified $8,687,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$19,475
Capital loss carryforward*	(1,627,159)
Gross unrealized appreciation on investments	912,231
Gross unrealized depreciation on investments	(556,694)
Net unrealized appreciation on investments	355,537
Cost of investments	19,692,831

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

36	American High-Income Trust

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2021	2020
Class A	$532,814	$598,988
Class C	13,674	23,403
Class T	1	1
Class F-1	20,847	25,103
Class F-2	84,274	79,769
Class F-3	44,762	36,033
Class 529-A	16,839	18,506
Class 529-C	734	2,202
Class 529-E	664	841
Class 529-T	1	1
Class 529-F-1	148	1,936
Class 529-F-2†	1,629
Class 529-F-3†	1
Class R-1	580	695
Class R-2	5,436	6,759
Class R-2E	359	426
Class R-3	6,925	8,631
Class R-4	6,349	7,564
Class R-5E	691	639
Class R-5	4,095	4,770
Class R-6	184,401	170,316
Total	$925,224	$986,583

†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. For the year ended September 30, 2021, the investment advisory services fees were $48,300,000, which were equivalent to an annualized rate of 0.260% of average daily net assets.

American High-Income Trust	37

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended September 30, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

38	American High-Income Trust

For the year ended September 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$28,793		$14,176		$3,275		Not applicable
Class C	3,247		429		98		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	1,058		615		127		Not applicable
Class F-2	Not applicable		1,681		492		Not applicable
Class F-3	Not applicable		18		262		Not applicable
Class 529-A	802		418		104		$207
Class 529-C	169		22		5		10
Class 529-E	70		7		4		8
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	3		1		2
Class 529-F-2†	Not applicable		26		10		19
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	138		19		4		Not applicable
Class R-2	974		457		39		Not applicable
Class R-2E	48		17		2		Not applicable
Class R-3	747		233		45		Not applicable
Class R-4	322		128		39		Not applicable
Class R-5E	Not applicable		21		4		Not applicable
Class R-5	Not applicable		42		23		Not applicable
Class R-6	Not applicable		26		1,045		Not applicable
Total class-specific expenses	$36,368		$18,338		$5,579		$246

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $140,000 in the fund’s statement of operations reflects $73,000 in current fees (either paid in cash or deferred) and a net increase of $67,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $215,339,000 and $230,212,000, respectively, which generated $28,066,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2021.

American High-Income Trust	39

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2021.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2021

Class A	$1,568,644	152,189	$511,631	49,857		$(1,448,383)	(141,322)	$631,892	60,724
Class C	69,701	6,752	13,113	1,280		(116,039)	(11,325)	(33,225)	(3,293)
Class T	—	—	—	—		—	—	—	—
Class F-1	136,503	13,242	19,944	1,945		(181,385)	(17,549)	(24,938)	(2,362)
Class F-2	823,825	80,104	79,129	7,702		(521,378)	(50,766)	381,576	37,040
Class F-3	891,337	85,974	43,456	4,215		(388,857)	(37,626)	545,936	52,563
Class 529-A	48,917	4,749	16,785	1,636		(60,517)	(5,889)	5,185	496
Class 529-C	3,869	377	730	72		(8,656)	(842)	(4,057)	(393)
Class 529-E	1,409	138	661	65		(2,771)	(270)	(701)	(67)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	512	53	1	—	[2]	(31,804)	(3,306)	(31,291)	(3,253)
Class 529-F-2[3]	38,989	3,998	1,622	157		(6,221)	(603)	34,390	3,552
Class 529-F-3[3]	10	1	1	—	[2]	—	—	11	1
Class R-1	2,810	273	578	56		(3,736)	(365)	(348)	(36)
Class R-2	30,814	2,998	5,394	526		(35,134)	(3,432)	1,074	92
Class R-2E	1,867	182	357	35		(2,873)	(279)	(649)	(62)
Class R-3	53,673	5,181	6,850	668		(48,830)	(4,759)	11,693	1,090
Class R-4	34,347	3,342	6,319	616		(36,215)	(3,534)	4,451	424
Class R-5E	5,685	553	688	67		(3,707)	(360)	2,666	260
Class R-5	18,009	1,745	4,076	397		(19,062)	(1,866)	3,023	276
Class R-6	579,154	56,451	184,114	17,942		(659,943)	(63,886)	103,325	10,507
Total net increase (decrease)	$4,310,075	418,302	$895,450	87,236		$(3,575,511)	(347,979)	$1,630,014	157,559

See end of table for footnotes.

40	American High-Income Trust

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2020

Class A	$1,295,057	135,189	$573,271	60,047		$(1,910,037)	(202,957)	$(41,709)	(7,721)
Class C	61,492	6,396	22,212	2,327		(253,097)	(26,781)	(169,393)	(18,058)
Class T	—	—	—	—		—	—	—	—
Class F-1	174,372	18,390	23,983	2,511		(227,872)	(23,970)	(29,517)	(3,069)
Class F-2	690,305	72,967	73,305	7,673		(635,134)	(67,291)	128,476	13,349
Class F-3	347,367	36,247	34,802	3,646		(291,220)	(30,624)	90,949	9,269
Class 529-A	65,682	6,889	18,412	1,929		(69,046)	(7,222)	15,048	1,596
Class 529-C	6,759	695	2,171	228		(40,667)	(4,307)	(31,737)	(3,384)
Class 529-E	1,966	206	834	87		(4,455)	(467)	(1,655)	(174)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	8,410	878	1,915	201		(11,309)	(1,180)	(984)	(101)
Class R-1	10,010	1,026	689	72		(5,835)	(607)	4,864	491
Class R-2	30,958	3,241	6,672	699		(52,899)	(5,574)	(15,269)	(1,634)
Class R-2E	1,897	199	425	44		(3,406)	(350)	(1,084)	(107)
Class R-3	36,323	3,794	8,517	891		(60,839)	(6,419)	(15,999)	(1,734)
Class R-4	31,983	3,354	7,518	787		(53,668)	(5,627)	(14,167)	(1,486)
Class R-5E	5,353	557	635	67		(3,033)	(315)	2,955	309
Class R-5	14,517	1,536	4,754	498		(21,423)	(2,269)	(2,152)	(235)
Class R-6	888,442	96,315	170,282	17,868		(153,340)	(16,126)	905,384	98,057
Total net increase (decrease)	$3,670,893	387,879	$950,398	99,575		$(3,797,280)	(402,086)	$824,011	85,368

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

11. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,584,342,000 and $11,504,621,000, respectively, during the year ended September 30, 2021.

American High-Income Trust	41

Financial highlights

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
9/30/2021	$9.63	$.47	$.95	$1.42	$(.50)	$10.55	15.05%		$11,600		.69%		.69%		4.61%
9/30/2020	9.96	.58	(.33)	.25	(.58)	9.63	2.71		10,008		.73		.73		6.11
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.39		10,428		.72		.72		6.14
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.59		10,753		.69		.69		5.92
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73		11,666		.69		.69		5.79
Class C:
9/30/2021	9.63	.40	.95	1.35	(.43)	10.55	14.22		326		1.43		1.43		3.89
9/30/2020	9.96	.52	(.34)	.18	(.51)	9.63	1.96		330		1.47		1.47		5.41
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.61		521		1.48		1.48		5.38
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77		616		1.48		1.48		5.11
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.87		760		1.48		1.48		5.00
Class T:
9/30/2021	9.63	.50	.95	1.45	(.53)	10.55	15.36	[5]	—	[6]	.43	[5]	.43	[5]	4.87	[5]
9/30/2020	9.96	.61	(.34)	.27	(.60)	9.63	2.97	[5]	—	[6]	.47	[5]	.47	[5]	6.37	[5]
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.65	[5]	—	[6]	.47	[5]	.47	[5]	6.39	[5]
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.82	[5]	—	[6]	.47	[5]	.47	[5]	6.13	[5]
9/30/2017[7,8]	10.40	.30	.06	.36	(.28)	10.48	3.54	[5,9]	—	[6]	.23	[5,9]	.23	[5,9]	2.84	[5,9]
Class F-1:
9/30/2021	9.63	.47	.95	1.42	(.50)	10.55	15.05		415		.70		.70		4.62
9/30/2020	9.96	.59	(.34)	.25	(.58)	9.63	2.71		401		.73		.73		6.11
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.37		446		.74		.74		6.12
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.54		481		.73		.73		5.86
9/30/2017	10.18	.60	.26	.86	(.56)	10.48	8.69		611		.73		.73		5.75
Class F-2:
9/30/2021	9.63	.50	.95	1.45	(.53)	10.55	15.39		1,888		.40		.40		4.89
9/30/2020	9.96	.61	(.33)	.28	(.61)	9.63	3.00		1,368		.44		.44		6.38
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.66		1,281		.46		.46		6.41
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.82		1,155		.46		.46		6.15
9/30/2017	10.18	.62	.27	.89	(.59)	10.48	8.99		1,103		.46		.46		6.04
Class F-3:
9/30/2021	9.63	.51	.95	1.46	(.54)	10.55	15.50		1,206		.30		.30		4.96
9/30/2020	9.96	.63	(.34)	.29	(.62)	9.63	3.11		595		.34		.34		6.48
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.77		523		.36		.36		6.50
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.93		437		.36		.36		6.26
9/30/2017[7,10]	10.38	.43	.08	.51	(.41)	10.48	4.95	[9]	354		.35	[11]	.35	[11]	6.05	[11]
Class 529-A:
9/30/2021	9.63	.47	.95	1.42	(.50)	10.55	15.03		358		.71		.71		4.59
9/30/2020	9.96	.58	(.33)	.25	(.58)	9.63	2.68		322		.76		.76		6.08
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.34		317		.78		.78		6.08
9/30/2018	10.48	.60	(.25)	.35	(.58)	10.25	3.51		330		.77		.77		5.84
9/30/2017	10.18	.59	.27	.86	(.56)	10.48	8.66		320		.76		.76		5.72

See end of table for footnotes.

42	American High-Income Trust

Financial highlights (continued)

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
9/30/2021	$9.63	$.40	$.95	$1.35	$(.43)	$10.55	14.19%		$16		1.45%		1.45%		3.87%
9/30/2020	9.96	.50	(.33)	.17	(.50)	9.63	1.92		18		1.50		1.50		5.41
9/30/2019	10.25	.54	(.29)	.25	(.54)	9.96	2.58		53		1.51		1.51		5.35
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.73		65		1.53		1.53		5.06
9/30/2017	10.18	.51	.27	.78	(.48)	10.48	7.83		100		1.53		1.53		4.95
Class 529-E:
9/30/2021	9.63	.45	.95	1.40	(.48)	10.55	14.81		14		.90		.90		4.41
9/30/2020	9.96	.57	(.34)	.23	(.56)	9.63	2.50		14		.94		.94		5.91
9/30/2019	10.25	.60	(.29)	.31	(.60)	9.96	3.15		16		.96		.96		5.90
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.31		16		.96		.96		5.64
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.44		17		.96		.96		5.52
Class 529-T:
9/30/2021	9.63	.50	.95	1.45	(.53)	10.55	15.30	[5]	—	[6]	.48	[5]	.48	[5]	4.82	[5]
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.92	[5]	—	[6]	.52	[5]	.52	[5]	6.30	[5]
9/30/2019	10.25	.64	(.29)	.35	(.64)	9.96	3.59	[5]	—	[6]	.53	[5]	.53	[5]	6.32	[5]
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.76	[5]	—	[6]	.52	[5]	.52	[5]	6.08	[5]
9/30/2017[7,8]	10.40	.29	.07	.36	(.28)	10.48	3.51	[5,9]	—	[6]	.26	[5,9]	.26	[5,9]	2.81	[5,9]
Class 529-F-1:
9/30/2021	9.63	.49	.95	1.44	(.52)	10.55	15.27	[5]	—	[6]	.49	[5]	.49	[5]	5.26	[5]
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.92		31		.53		.53		6.31
9/30/2019	10.25	.64	(.29)	.35	(.64)	9.96	3.58		33		.54		.54		6.32
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.75		29		.54		.54		6.07
9/30/2017	10.18	.62	.26	.88	(.58)	10.48	8.89		28		.54		.54		5.94
Class 529-F-2:
9/30/2021[7,12]	9.62	.46	.95	1.41	(.48)	10.55	14.92	[9]	38		.44	[11]	.44	[11]	4.82	[11]
Class 529-F-3:
9/30/2021[7,12]	9.62	.46	.96	1.42	(.49)	10.55	14.99	[9]	—	[6]	.43	[11]	.37	[11]	4.90	[11]
Class R-1:
9/30/2021	9.63	.40	.95	1.35	(.43)	10.55	14.22		14		1.43		1.43		3.88
9/30/2020	9.96	.51	(.33)	.18	(.51)	9.63	1.94		12		1.49		1.49		5.37
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.61		9		1.49		1.49		5.38
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77		11		1.48		1.48		5.12
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.89		12		1.47		1.47		5.02

See end of table for footnotes.

American High-Income Trust	43

Financial highlights (continued)

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
9/30/2021	$9.63	$.40	$.95	$1.35	$(.43)	$10.55	14.25%	$135		1.40%	1.40%	3.91%
9/30/2020	9.96	.52	(.34)	.18	(.51)	9.63	1.96	122		1.46	1.46	5.39
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.63	143		1.46	1.46	5.40
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.80	150		1.46	1.46	5.14
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.90	166		1.46	1.46	5.02
Class R-2E:
9/30/2021	9.63	.43	.95	1.38	(.46)	10.55	14.57	8		1.12	1.12	4.20
9/30/2020	9.96	.54	(.33)	.21	(.54)	9.63	2.26	8		1.17	1.17	5.68
9/30/2019	10.25	.58	(.29)	.29	(.58)	9.96	2.93	9		1.17	1.17	5.68
9/30/2018	10.48	.56	(.25)	.31	(.54)	10.25	3.09	7		1.18	1.18	5.44
9/30/2017	10.18	.55	.27	.82	(.52)	10.48	8.22	6		1.16	1.16	5.31
Class R-3:
9/30/2021	9.63	.45	.95	1.40	(.48)	10.55	14.76	167		.96	.96	4.35
9/30/2020	9.96	.55	(.33)	.22	(.55)	9.63	2.43	142		1.00	1.00	5.85
9/30/2019	10.25	.59	(.29)	.30	(.59)	9.96	3.09	164		1.01	1.01	5.85
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.26	175		1.01	1.01	5.60
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.40	190		1.00	1.00	5.49
Class R-4:
9/30/2021	9.63	.48	.95	1.43	(.51)	10.55	15.10	135		.65	.65	4.66
9/30/2020	9.96	.58	(.33)	.25	(.58)	9.63	2.75	120		.69	.69	6.16
9/30/2019	10.25	.63	(.29)	.34	(.63)	9.96	3.41	138		.71	.71	6.16
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.57	138		.70	.70	5.90
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73	158		.69	.69	5.79
Class R-5E:
9/30/2021	9.63	.50	.95	1.45	(.53)	10.55	15.33	15		.45	.45	4.85
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.95	11		.49	.49	6.32
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.62	8		.49	.49	6.35
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.80	3		.48	.48	6.22
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.02	—	[6]	.59	.42	6.06
Class R-5:
9/30/2021	9.63	.51	.95	1.46	(.54)	10.55	15.44	84		.35	.35	4.95
9/30/2020	9.96	.62	(.34)	.28	(.61)	9.63	3.06	74		.39	.39	6.46
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.72	79		.41	.41	6.46
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.88	84		.40	.40	6.20
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.05	82		.40	.40	6.08
Class R-6:
9/30/2021	9.63	.51	.95	1.46	(.54)	10.55	15.50	3,581		.30	.30	5.01
9/30/2020	9.96	.63	(.34)	.29	(.62)	9.63	3.11	3,169		.33	.33	6.46
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.78	2,301		.35	.35	6.51
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.94	1,994		.35	.35	6.26
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.10	1,776		.35	.35	6.12

See end of table for footnotes.

44	American High-Income Trust

Financial highlights (continued)

	Year ended September 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[13]	66%	75%	52%	62%	73%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American High-Income Trust	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the investment portfolio, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

November 9, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

46	American High-Income Trust

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2021, through September 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American High-Income Trust	47

Expense example (continued)

	Beginning account value 4/1/2021	Ending account value 9/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,047.75	$3.54	.69%
Class A – assumed 5% return	1,000.00	1,021.61	3.50	.69
Class C – actual return	1,000.00	1,043.92	7.28	1.42
Class C – assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class T – actual return	1,000.00	1,049.05	2.21	.43
Class T – assumed 5% return	1,000.00	1,022.91	2.18	.43
Class F-1 – actual return	1,000.00	1,047.73	3.54	.69
Class F-1 – assumed 5% return	1,000.00	1,021.61	3.50	.69
Class F-2 – actual return	1,000.00	1,049.27	2.05	.40
Class F-2 – assumed 5% return	1,000.00	1,023.06	2.03	.40
Class F-3 – actual return	1,000.00	1,049.80	1.49	.29
Class F-3 – assumed 5% return	1,000.00	1,023.61	1.47	.29
Class 529-A – actual return	1,000.00	1,047.68	3.59	.70
Class 529-A – assumed 5% return	1,000.00	1,021.56	3.55	.70
Class 529-C – actual return	1,000.00	1,043.70	7.48	1.46
Class 529-C – assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class 529-E – actual return	1,000.00	1,046.62	4.62	.90
Class 529-E – assumed 5% return	1,000.00	1,020.56	4.56	.90
Class 529-T – actual return	1,000.00	1,048.91	2.36	.46
Class 529-T – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class 529-F-1 – actual return	1,000.00	1,048.67	2.57	.50
Class 529-F-1 – assumed 5% return	1,000.00	1,022.56	2.54	.50
Class 529-F-2 – actual return	1,000.00	1,049.08	2.21	.43
Class 529-F-2 – assumed 5% return	1,000.00	1,022.91	2.18	.43
Class 529-F-3 – actual return	1,000.00	1,049.45	1.85	.36
Class 529-F-3 – assumed 5% return	1,000.00	1,023.26	1.83	.36
Class R-1 – actual return	1,000.00	1,044.06	7.17	1.40
Class R-1 – assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class R-2 – actual return	1,000.00	1,044.11	7.07	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.15	6.98	1.38
Class R-2E – actual return	1,000.00	1,045.61	5.64	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-3 – actual return	1,000.00	1,046.43	4.82	.94
Class R-3 – assumed 5% return	1,000.00	1,020.36	4.76	.94
Class R-4 – actual return	1,000.00	1,047.99	3.29	.64
Class R-4 – assumed 5% return	1,000.00	1,021.86	3.24	.64
Class R-5E – actual return	1,000.00	1,049.05	2.26	.44
Class R-5E – assumed 5% return	1,000.00	1,022.86	2.23	.44
Class R-5 – actual return	1,000.00	1,049.54	1.80	.35
Class R-5 – assumed 5% return	1,000.00	1,023.31	1.78	.35
Class R-6 – actual return	1,000.00	1,049.80	1.49	.29
Class R-6 – assumed 5% return	1,000.00	1,023.61	1.47	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

48	American High-Income Trust

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2021:

Qualified dividend income	$11,630,000
Section 199A dividends	$227,000
Section 163(j) interest dividends	$983,169,000
Corporate dividends received deduction	$16,288,000
U.S. government income that may be exempt from state taxation	$1,193,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

American High-Income Trust	49

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2005	Private investor	90	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2019	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

50	American High-Income Trust

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Daigle, 1967 President	2008	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Tom Chow, 1966 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Tara L. Torrens, 1979 Senior Vice President	2016	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Shannon Ward, 1964 Senior Vice President	2017	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, except Tom Chow and Tara L. Torrens, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	51

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

52	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AHIT

Registrant:

a) Audit Fees:
Audit	2020	316,000
	2021	185,000

b) Audit-Related Fees:
	2020	4,000
	2021	3,000

c) Tax Fees:
	2020	11,000
	2021	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,873,000
	2021	1,400,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	68,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	2,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,958,000 for fiscal year 2020 and $1,415,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By __/s/ Kristine M. Nishiyama_______________
Kristine M. Nishiyama, Principal Executive Officer

Date: November 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: November 30, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2021